EXHIBIT 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT AND

SECOND AMENDMENT TO COLLATERAL AGENCY

AND INTERCREDITOR AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT AND SECOND AMENDMENT TO COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this “Amendment”), dated as of August 20, 2009, among CALPINE CORPORATION (the “Borrower”), the Guarantors, the financial institutions from time to time parties to the Credit Agreement referred to below (the “Lenders”) and GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as administrative agent (in such capacity and including any successors, the “Administrative Agent”) and as collateral agent (in such capacity and including any successors, the “Collateral Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Collateral Agent, GSCP, Credit Suisse, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as Documentation Agents and Syndication Agents, and General Electric Capital Corporation, as Sub-Agent for the Revolving Lenders, are parties to that certain Credit Agreement, dated as of January 31, 2008 (as amended, modified and/or supplemented through, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, the other Grantors (as defined therein) from time to time parties thereto, the Administrative Agent, each other First Lien Representative  (as defined therein) from time to time party thereto and each Second Lien Representative (as defined therein) from time to time party thereto are parties to that certain Collateral Agency and Intercreditor Agreement, dated as of January 31, 2008 (as amended, modified and/or supplemented through, but not including, the date hereof, the “Collateral Agency and Intercreditor Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend and/or modify certain provisions of the Credit Agreement and the Collateral Agency and Intercreditor Agreement as herein provided;

NOW, THEREFORE, IT IS AGREED:

I.	Amendments to Credit Agreement.

1.           The definition of “Applicable Margin” appearing in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

“Notwithstanding the foregoing, (x) the Applicable Margins in respect of any tranche of Extended First Priority Term Loans or Revolving Loans made pursuant to any Extended Revolving Commitments shall be the applicable percentages per annum set forth in the relevant Extension Offer and (y) Applicable Margins shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.27, 2.31(b) and 6.1(ee).”

2.           The definition of “Asset Sale” appearing in Section 1.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end of the existing text thereof:

“An Asset Sale shall also include any asset sale which gives rise to the requirement that the Borrower make an offer to purchase any Permitted Notes in accordance with the terms applicable thereto.”

3.           The definition of “Assignment and Acceptance” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Assignment and Acceptance”:  (a) in the case of an assignment of First Priority Term Loans in connection with an Auction conducted in accordance with Section 2.29, an Auction Assignment and Acceptance, (b) in the case of an assignment of First Priority Term Loans in connection with a Permitted Debt Exchange conducted in accordance with Section 2.30, such form of assignment (if any) as may have been requested by the Administrative Agent  in accordance with Section 2.30(a) and (c) in the case of all other assignments of Loans, an assignment and acceptance entered into by a Lender and an Assignee and accepted by the Administrative Agent, substantially in the form of Exhibit C.”

4.           The definition of “Collateral Requirements” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase “and/or unsecured Indebtedness” therein immediately after the phrase “Junior Lien Indebtedness” the first time appearing therein.

5.           The definition of “Commitment Fee Rate” appearing in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

“Notwithstanding the foregoing, (x) the Commitment Fee Rate in respect of any Extended Revolving Commitments shall be the rate set forth in the relevant Extension Offer and (y) Applicable Margins shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.27, 2.31(b) and 6.1(ee).”

6.           The definition of “Consolidated EBITDA” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the “and” immediately preceding clause (m) of such definition and substituting therefor “,” and (ii) inserting the following new clause (n) immediately following such clause (m):

“and (n) any fees and expenses in connection with the First Amendment, each Auction, each Permitted Debt Exchange and each Extension not to exceed $20,000,000 in any twelve month period,”.

7.           The definition of “Consolidated Net Income” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of such definition:

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“Notwithstanding the foregoing, “Consolidated Net Income” shall not include any income (or loss) for such period resulting from the discharge (in whole or in part) of any Indebtedness of the Borrower.”

8.           The definition of “Designated Project Subsidiaries” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) adding immediately after each reference to “Section 6.6(m)” appearing therein the phrase “, 6.6(h)(ii), 6.6(k)(ii) and/or 6.6(s)” and (ii) inserting the following new sentence at the end of such definition:

“Notwithstanding anything contained herein to the contrary, any reduction in the amount of Investments permitted in accordance with the foregoing sentence as a result of a Subsidiary becoming a Designated Project Subsidiary shall not be “double counted” as an Investment under Section 6.6(h), 6.6(k), 6.6(m) or 6.6(s) if the assets or equity interests of such Designated Project Subsidiary are subsequently transferred to another Subsidiary.”

9.           The definition of “Fronting Bank” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the “.” at the end thereof:

“; provided further that, if any Extension or Extensions of Revolving Commitments is or are effected in accordance with Section 2.31, then on the occurrence of the Original Termination Date and on each later date which is or was at any time a Termination Date with respect to Revolving Commitments (each, a “Fronting/Swingline Termination Date”), each Fronting Bank at such time shall have the right to resign as a Fronting Bank on, or on any date within 20 Business Days after, the respective Fronting/Swingline Termination Date, in each case upon not less than ten (10) days’ prior written notice thereof to the Borrower and the Administrative Agent and, in the event of any such resignation and upon the effectiveness thereof, the respective entity so resigning shall retain all of its rights hereunder and under the other Loan Documents as a Fronting Bank with respect to all Letters of Credit theretofore issued by it (which Letters of Credit shall remain outstanding in accordance with the terms hereof until their respective expirations) but shall not be required to issue any further Letters of Credit hereunder.  If at any time and for any reason (including as a result of resignations as contemplated by the last proviso to the preceding sentence), each Fronting Bank has resigned in such capacity in accordance with the preceding sentence, then no Person shall be a Fronting Bank hereunder obligated to issue Letters of Credit unless and until (and only for so long as) a Lender (or affiliate of a Lender) reasonably satisfactory to the Administrative Agent or the Borrower agrees to act as Fronting Bank hereunder”.

10.           The definition of “Net Cash Proceeds” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting, immediately after the phrase “(other than any Lien pursuant to a Security Document” the phrase “or securing any Permitted Notes or any Junior Lien Indebtedness”.

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11.           The definition of “Excess Cash Flow” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso immediately after the text “Extraordinary Receipts or Capital Stock” appearing in clause (b)(iii) of such definition:

“; provided that, notwithstanding anything to the contrary contained in this clause (b)(iii), cash used by the Borrower to purchase First Priority Term Loans shall not be deducted from Excess Cash Flow”.

12.           The definition of “Permitted Refinancing” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the phrase “and/or unsecured Indebtedness” therein immediately after the phrase “Junior Lien Indebtedness” the first time appearing therein.

13.           The definition of “Recovery Event” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the existing text thereof:

“A Recovery Event shall also include any similar event or occurrence which gives rise to the requirement that the Borrower make an offer to purchase any Permitted Notes in accordance with the terms applicable thereto.”

14.           The definition of “Revolving Commitment Period” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Commitment Period”: the period from and including the Closing Date to but not including the Original Termination Date (or, with respect to any outstanding Extended Revolving Commitment, the Termination Date applicable thereto).

15.           The definition of “Stated Maturity” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso immediately prior to the “.” at the end thereof:

“; provided that, with respect to any tranche of Extended First Priority Term Loans or Extended Revolving Commitments, the Stated Maturity with respect thereto shall instead be the final maturity date as specified in the applicable Extension Offer accepted by the respective Lender”.

16.           The definition of “Subordinated Indebtedness” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting, immediately prior to the phrase “where either” appearing therein, the phrase “or constitutes Permitted Notes as described in clause (iv)(d) of the definition thereof, in each case”.

17.           The definition of “Swingline Lender” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Swingline Lender”: GE Capital (or a replacement or successor Lender or affiliate thereof that agrees to act as Swingline Lender hereunder in accordance with the immediately  succeeding sentence), in its capacity as the lender of Swingline Loans; provided that, if any Extension or Extensions of Revolving Commitments is or are

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effected in accordance with Section 2.31, then on the occurrence of each Fronting/Swingline Termination Date, the Swingline Lender at such time shall have the right to resign as Swingline Lender on, or on any date within 20 Business Days after, the respective Fronting/Swingline Termination Date, in each case upon not less than ten (10) days’ prior written notice thereof to the Borrower and the Administrative Agent and, in the event of any such resignation and upon the effectiveness thereof, the Borrower shall repay any outstanding Swingline Loans made by the respective entity so resigning and such entity shall not be required to make any further Swingline Loans hereunder.  If at any time and for any reason (including as a result of resignations as contemplated by the proviso to the preceding sentence), the Swingline Lender has resigned in such capacity in accordance with the preceding sentence, then no Person shall be the Swingline Lender hereunder obligated to make Swingline Loans unless and until (and only for so long as) a Lender (or affiliate of a Lender) reasonably satisfactory to the Administrative Agent or the Borrower agrees to act as the Swingline Lender hereunder.

18.           The definition of “Termination Date” appearing in Section 1.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end of the existing definition thereof:

“In the event that one or more Extensions are effected in accordance with Section 2.31, then the Termination Date of each tranche of Loans or Revolving Commitments shall be determined based on the respective Stated Maturity applicable thereto (except in cases where clause (b) of the preceding sentence is applicable).”

19.           Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“Auction”:  the meaning set forth in Section 2.29.

“Auction Assignment and Acceptance”:  the meaning set forth in Exhibit O.

“Auction Manager”: the meaning set forth in Section 2.29(a).

“Auction Notice”:  the meaning set forth in Exhibit O.

“Extended First Priority Term Loan”: the meaning set forth in Section 2.31(a).

“Extended Revolving Commitment”:  the meaning set forth in Section 2.31(a).

“Extending First Priority Term Lender”:  the meaning set forth in Section 2.31(a).

“Extending Revolving Lender”:  the meaning set forth in Section 2.31(a).

“Extension”:  the meaning set forth in Section 2.31(a).

“Extension Offer”:  the meaning set forth in Section 2.31(a).

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“First Amendment”:  the First Amendment to Credit Agreement and Second Amendment to Collateral Agency and Intercreditor Agreement, dated as of August 20, 2009, among, inter alia, the Loan Parties, the Administrative Agent, the Collateral Agent and the Required Lenders.

“First Amendment Effective Date”: the meaning provided in the First Amendment.

“First Lien Debt”: the meaning provided in the Collateral Agency and Intercreditor Agreement.

“Fronting/Swingline Termination Date”: the meaning set forth in the definition of Fronting Bank.

“Minimum Extension Condition”: the meaning set forth in Section 2.31(c).

“Minimum Tender Condition”:  the meaning set forth in Section 2.30(b).

“Offer Document”:  the meaning set forth in Exhibit O.

“Original Termination Date”:  the Termination Date determined by reference to the original Stated Maturity of March 29, 2014.

“Permitted Debt Exchange”:  the meaning set forth in Section 2.30.

“Permitted Debt Exchange Offer”:  the meaning set forth in Section 2.30.

“Permitted Notes”:  notes or bonds of the Borrower issued after the First Amendment Effective Date pursuant to one or more indentures; provided that (i) the terms of the Indebtedness evidenced thereby do not provide for any scheduled repayment, mandatory redemption, sinking fund obligations or final maturity (other than customary offers to repurchase upon a change of control, Asset Sale or Recovery Event and customary acceleration rights after an event of default, provided that (x) in the case of any Permitted Notes which do not constitute First Lien Debt, no required offers to purchase based upon Asset Sales or Recovery Events shall be required if the respective net cash proceeds of the respective Asset Sale or Recovery Event are utilized to repay First Lien Debt under this Agreement or evidenced by Permitted Notes and (y) in case of Permitted Notes constituting First Lien Debt, same shall not require that offers to purchase such Permitted Notes based on Asset Sales or Recovery Events be made if the respective net cash proceeds of the respective Asset Sale or Recovery Event are or will be utilized to repay, or offer to repay, First Priority Term Loans in accordance with Sections 2.16(e) and 2.16(h); provided that after any such offer to repay First Priority Term Loans has been made in accordance with Section 2.16(h), any such net cash proceeds not utilized to repay First Priority Term Loans may be utilized to make any required offer to purchase Permitted Notes constituting First Lien Debt as permitted by Section 2.16(h), (ii) the covenants and events of default applicable thereto shall not be more restrictive in any material respect than those set forth in this Agreement and the other Loan Documents (and prior to the issuance of such Indebtedness, the Borrower shall deliver to the

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Administrative Agent a statement of the chief financial officer of the Borrower stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement), (iii) no Subsidiary of the Borrower shall at any time be a guarantor of (or incur Guarantee Obligations with respect to) such Indebtedness unless the respective Subsidiary is at such time a Guarantor hereunder, (iv) each issue of Permitted Notes shall constitute (a) First Lien Debt (with all actions required to be taken in accordance with the definition of First Lien Debt contained in the Collateral Agency and Intercreditor Agreement having been taken prior to or concurrently with the issuance thereof), (b) Second Lien Debt (with all actions required to be taken in accordance with the definition of Second Lien Debt contained in the Collateral Agency and Intercreditor Agreement having been taken prior to or concurrently with the issuance thereof), (c) senior unsecured debt or (d) unsecured debt which constitutes Subordinated Indebtedness, (v) Permitted Notes (and obligations with respect thereto) may not be secured by any Lien on any assets of the Borrower or any of its Subsidiaries, except that Permitted Notes as described in preceding subclauses (iv)(a) and (b) may be secured by Liens on the Collateral (pursuant to the Security Documents in the case of First Lien Debt) with the relative priorities as set forth in the Collateral Agency and Intercreditor Agreement and (vi) in the case of Permitted Notes constituting First Lien Debt or Second Lien Debt, the Administrative Agent and Collateral Agent shall have received at least five Business Days’ (or such shorter period as shall be satisfactory to the Administrative Agent and Collateral Agent) prior written notice from the Borrower of the respective issuance of Permitted Notes and, at the request of the Administrative Agent or Collateral Agent, prior to the issuance of the respective issue of Permitted Notes, the Borrower shall have (x) taken all actions as may be required pursuant to the Collateral Agency and Intercreditor Agreement and (y) in the case of Permitted Notes constituting First Lien Debt, (i) executed such modifications to Mortgages that the Administrative Agent and/or the Collateral Agent may reasonably request with respect to Mortgages (A) in jurisdictions that require the payment of mortgage filing (or similar) taxes or (B) that contain a factual statement (e.g., maturity date) that will not be accurate after the issuance of such Permitted Notes, and, with respect to Mortgages described in preceding clause (A), delivered an opinion of counsel for the relevant Loan Party reasonably satisfactory to the Administrative Agent with respect to the such modification, and (ii) in the case of each Mortgaged Property with respect to which modifications referred to in clause (i) are being filed, provided either (A) an endorsement to the lenders’ title insurance policy with respect to such Mortgaged Property, in form and substance reasonably satisfactory to the Administrative Agent and/or Collateral Agent, and with such certifications as may be reasonably required by them, or (B) if such endorsement is not reasonably available or would require the payment of a premium for a new policy with respect to such Mortgaged Property, a title search or comparable deliverable (including a "nothing further" certificate) with respect to such Mortgaged Property, the actions described in clauses (x) and (y) to be at the expense of the Borrower (it being agreed that Administrative Agent and Collateral Agent (as applicable) shall cooperate as reasonably requested by the Borrower to minimize such amounts payable by the Borrower, so long as such cooperation is not inconsistent with the foregoing provisions of this definition).

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“Permitted Notes Documents”:  any document or instrument issued or executed and delivered with respect to any Permitted Notes by any Loan Party.

“Permitted Notes Obligations”:  the unpaid principal of and interest on any Permitted Notes and all other obligations and liabilities of the Borrower (and any guarantor thereof) to any holder thereof, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with any Permitted Notes Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses  or otherwise.

“Permitted Notes Refinancing” shall mean any refinancing of Permitted Notes with another issue of Permitted Notes; provided that (i) the refinancing Permitted Notes must have a final maturity which is not earlier than final maturity of the Permitted Notes being refinanced and (ii) if the Permitted Notes being refinanced are (a) Second Lien Debt, the respective refinancing Permitted Notes may not constitute First Lien Debt, (b) if the respective Permitted Notes being refinanced are unsecured, then the refinancing Permitted Notes may not be secured and (c) if the respective Permitted Notes being refinanced constitute Subordinated Indebtedness, then the refinancing Permitted Notes must be Subordinated Indebtedness.

“Second Lien Debt”:  the meaning provided in the Collateral Agency and Intercreditor Agreement.

“tranche”:  the meaning set forth in Section 2.31(a).

20.           Section 2.2 of the Credit Agreement is hereby amended by (i) deleting each reference contained therein to “Termination Date” and substituting therefor “Original Termination Date”, (ii) inserting immediately prior to the period at the end of the first sentence thereof the phrase “; provided further, however, that, to the extent specified in the respective Extension Offer, amortization payments with respect to Extended First Priority Term Loans for periods prior to the Original Termination Date may be reduced (but not increased) and amortization payments required with respect to Extended First Priority Term Loans for periods after the Original Termination Date shall be as specified in the respected Extension Offer”, and (iii) deleting the period at the end of the second sentence thereof and inserting in lieu thereof the following new text:

“or, with respect to any Extended First Priority Term Loans, the Termination Date applicable thereto.”

21.           Section 2.3(b) of the Credit Agreement is hereby amended by (i) deleting the reference contained therein to “Termination Date” and substituting therefor “Original Termination Date” and (ii) deleting the period at the end thereof and inserting in lieu thereof the following new text:

“or, with respect to any Revolving Loans outstanding with respect to an Extended Revolving Commitment, the Termination Date applicable thereto.”

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22.           Section 2.5(b) of the Credit Agreement is hereby amended by deleting the period at the end of said Section and inserting in lieu thereof the following new text:

“(subject to Section 2.6(f)).”

23.           Section 2.6 of the Credit Agreement is hereby amended by inserting the following new paragraph (f) at the end of said Section:

“(f)           If the Termination Date shall have occurred in respect of any tranche of Revolving Commitments at a time when another tranche or tranches of Revolving Commitments is or are in effect with a longer Termination Date, then on the earliest occurring Termination Date all then outstanding Swingline Loans shall be repaid in full on such date (and there shall be no adjustment to the Swingline Participation Amounts as a result of the occurrence of such Termination Date); provided, however, that if on the occurrence of such earliest Termination Date (after giving effect to any repayments of Revolving Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.7(b) below), there shall exist sufficient unutilized Extended Revolving Commitments so that the respective outstanding Swingline Loans could be incurred pursuant the Extended Revolving Commitments which will remain in effect after the occurrence of such Termination Date, then there shall be an automatic adjustment on such date of the participations in such Swingline Loans and same shall be deemed to have been incurred solely pursuant to the relevant Extended Revolving Commitments, and such Swingline Loans shall not be so required to be repaid in full on such earliest Termination Date.”

24.           Section 2.7(b) of the Credit Agreement is hereby amended by (i) inserting the text “in respect of any tranche of Revolving Commitments” immediately following the text “that if the Termination Date” appearing in the second proviso to the first sentence of said Section, (ii) deleting the text “and” appearing immediately following the text “expiration of any Letter of Credit,” in the second proviso to the first sentence of said Section and inserting the following new text in lieu thereof:

“then (i) if one or more other tranches of Revolving Commitments in respect of which the Termination Date shall not have occurred are then in effect, such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Lenders to purchase participations therein pursuant to Section 2.6(e) and to make Revolving Loans and payments in respect thereof pursuant to Sections 2.6(d) and (f)) under (and ratably participated in by Lenders pursuant to) the Revolving Commitments in respect of such non-terminating tranches up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i) and unless”,

(iii) deleting the word “not” immediately after the phrase “successor credit facility have” appearing in the second proviso to the first sentence thereof, (iv) deleting the word “collateralized” appearing after the phrase “Fronting Bank, or cash” appearing in the second

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proviso to the first sentence thereof and by inserting the phrase “collateralize same” in lieu thereof and (v) inserting the following new sentence at the end of the existing text thereof:

“Except to the extent of reallocations of participations pursuant to clause (i) of the second proviso to the first sentence of this Section 2.7(b), the occurrence of a Termination Date with respect to a given tranche of Revolving Commitments shall have no effect upon (and shall not diminish) the percentage participations of the Revolving Lenders in any Letter of Credit issued before such Termination Date.”

25.           Section 2.7(d) of the Credit Agreement is hereby amended by (i) inserting the text “in respect of the tranche or tranches of Revolving Commitments pursuant to which such Letter of Credit was issued (or deemed issued)” immediately following each instance of the text “Termination Date” appearing the penultimate sentence of said Section 2.7(d) and (ii) inserting the following new proviso at the end of said penultimate sentence:

“; provided that to the extent that the respective Letter of Credit is participated in by Revolving Lenders whose Revolving Commitments have terminated because of the occurrence of a Termination Date with respect thereto, then the amount so participated shall in any event be paid by the Borrower in cash”.

26.           Section 2.10(a) of the Credit Agreement is hereby amended by (i) deleting the reference contained therein to “Termination Date” and substituting therefor “Original Termination Date”, and (ii) deleting the period in the first sentence thereof and inserting in lieu thereof the following new text:

“(or on the respective Termination Date following any Extension of Revolving Commitments pursuant to Section 2.31).”

27.           Section 2.11 of the Credit Agreement is hereby amended by adding the following new paragraph (e) at the end of such Section:

“(e) The provisions of this Section 2.11 (and the interest rates applicable to various extensions of credit hereunder) shall be subject to modification as expressly provided in Sections 2.27, 2.31 and 6.1(ee) hereof.”

28.           Section 2.16(a) of the Credit Agreement is hereby amended by deleting the phrase “and (bb)” contained therein and inserting in lieu thereof the phrase “, (bb), (cc), (dd) and (ee)” in lieu thereof.

29.           Section 2.16(f) of the Credit Agreement is hereby amended by adding the following new sentence at the end of such Section:

“Notwithstanding the foregoing provisions of this Section 2.16, the provisions of this Section 2.16(f) to the extent otherwise applicable to Extended First Priority Term Loans shall be subject to modification as expressly provided in Section 2.31 hereof.”

Section 2.16(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“(g)           Upon the Original Termination Date, the Total Revolving Commitments (other than the Extended Revolving Commitment) shall automatically terminate in full and the Borrower shall pay the Loans (other than the Extended First Priority Term Loans and the Revolving Loans outstanding with respect to an Extended Revolving Commitment) in full (including all accrued and unpaid interest thereon, Fees and other Obligations in respect thereof).  On the respective Termination Date applicable thereto, (x) the relevant Extended Revolving Commitments, except as extended pursuant to another Extension, shall automatically terminate in full and the Borrower shall pay the Revolving Loans outstanding with respect to such Extended Revolving Commitments in full (including all accrued and unpaid interest thereon, Fees and other Obligations in respect thereof) and (y) the Borrower shall pay the relevant First Priority Term Loans outstanding in full (including all accrued and unpaid interest thereon, Fees and other Obligations in respect thereof).

30.           Section 2.16(h) of the Credit Agreement is hereby amended by deleting the proviso appearing in the penultimate sentence thereof and inserting the following new text in lieu thereof:

“; provided that if in connection with any Asset Sale or Recovery Event the Borrower is required to make an offer to purchase any series of then outstanding Permitted Notes constituting First Lien Debt in accordance with the terms thereof, then the Borrower shall instead use the remaining portion of the Prepayment Amount for such purpose; provided further, that (x) if any amount offered to purchase Permitted Notes constituting First Lien Debt as described in the immediately preceding proviso is not actually used to repay Permitted Notes constituting First Lien Debt (whether because the offer to purchase was not accepted by a sufficient principal amount of Permitted Notes or otherwise), then such amount will be used by the Borrower, on or prior to the date that is ten (10) Business Days after the earlier of the expiration date of the respective offer to purchase Permitted Notes or the date on which the Borrower determines that such amount will not in fact be applied pursuant to the respective offer to purchase Permitted Notes, to repay outstanding Revolving Loans until such Revolving Loans are repaid and (y) any repayments of the Revolving Loans under this Section 2.16(h) shall not reduce the Total Revolving Commitments”.

31.           Section 2.19 of the Credit Agreement is hereby amended by (i) in paragraph (a) thereof, deleting the word “Each” at the beginning thereof and inserting in lieu thereof the phrase “Except as otherwise provided herein, each”, (ii) in paragraph (b) thereof, (1) deleting the word “and” appearing immediately after the phrase “provided in Section 2.16(h)” appearing therein and inserting a comma (“,”) in lieu thereof, (2) inserting the following text immediately after the phrase “pursuant to Section 2.27” appearing in the first sentence thereof:

“and (z) with respect to any Extended Term Loans, to the extent such interest is not at the same rate or margin as for the First Priority Term Loans existing immediately prior to the time of the respective Extension pursuant to Section 2.31”, and (3) adding the following new text immediately prior to the “.” at the end of the second sentence thereof:

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“; provided further that, the order of prepayments may be modified to the extent expressly contemplated by Section 2.31”,

(iii) adding the following new text immediately prior to the “.” at the end of paragraph (c) thereof:

“; provided that (x) Extended Revolving Commitments (and outstanding extensions of credit pursuant thereto) may have higher pricing applicable thereto as provided in Section 2.31 and (y) payments may be applied to the respective tranches of Revolving Commitments (and related outstanding extensions of credit) as contemplated by Section 2.31”, and (iv) adding the following new clause (g) at the end of such Section:

“(g)           Notwithstanding anything to the contrary contained in this Section 2.19 or elsewhere in this Agreement, the Borrower may (i) purchase or exchange First Priority Term Loans in connection with an Auction or a Permitted Debt Exchange that is permitted under Section 2.29 or Section 2.30, as the case may be, and (ii) extend the final maturity of First Priority Term Loans and/or Revolving Commitments in connection with an Extension that is permitted under Section 2.31, in each case without being obligated to make such purchases or exchanges, or effect such extensions, on a pro rata basis among the Lenders (it being understood that no such purchase or exchange of First Priority Term Loans (or cancellation of such purchased or exchanged First Priority Term Loans in connection therewith) (A) shall constitute a payment or prepayment of any First Priority Term Loans or Revolving Loans, as applicable, for purposes of this Section 2.19 or Section 2.24(c) or (B) shall reduce the amount of any scheduled amortization payment due under Section 2.2, except that the amount of any scheduled amortization payment due to a Lender of Extended First Priority Term Loans may be reduced to the extent provided pursuant to the express terms of the respective Extension Offer) without giving rise to any violation of this Section 2.19 or any other provision of this Agreement.  Furthermore, the Borrower may take all actions contemplated by Section 2.31 in connection with any Extension (including modifying pricing, amortization and repayments or prepayments), and in each case such actions shall be permitted, and the differing payments contemplated therein shall be permitted without giving rise to any violation of this Section 2.19 or any other provision of this Agreement.”

32.           Section 2.24(a) of the Credit Agreement is hereby amended by adding the following new sentence at the end of such Section:

“Notwithstanding the foregoing, the provisions of this Section 2.24(a) to the extent otherwise applicable to Extended Revolving Commitments shall be subject to modification as expressly provided in Section 2.31 hereof.”

33.           Section 2.25 of the Credit Agreement is hereby amended by adding the following new sentence at the end of such Section:

“Notwithstanding the foregoing, the provisions of clause (a) of this Section 2.25, solely to the extent otherwise applicable to fees payable on that portion (if any) of Letters of Credit

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participated in by Revolving Lenders pursuant to Extended Revolving Commitments, shall be subject to modification as expressly provided in Section 2.31 hereof.”

34.           The second sentence of Section 2.27(a) of the Credit Agreement is hereby amended by deleting therefrom the phrase “and (c) for purposes of repayments shall be treated substantially the same as the First Priority Term Loans (including with respect to mandatory and voluntary prepayments and scheduled amortization)” and inserting the following text in lieu thereof:

“with the then latest Stated Maturity, provided that the Borrower and the Lenders providing the respective tranche of Incremental Term Loans may agree to an even later Stated Maturity, in which case such tranche of Incremental Term Loans shall be treated for purposes of this Agreement (including subsequent Extensions pursuant to Section 2.31) as if same were Extended First Priority Term Loans with Stated Maturity as so agreed upon (provided that such tranche of Incremental Term Loans shall not be subject to the requirements of Section 2.31 except to the extent otherwise provided in this Section 2.27), and (c) for purposes of repayments shall be treated substantially the same as the First Priority Term Loans with the then latest Stated Maturity; provided that, if the proviso to preceding clause (b) is applicable, such repayments shall be as agreed with the respective Lenders providing such Incremental Term Loans, but shall be subject to the same rules provided in clauses (v) and (vi) of Section 2.31(a).  If the proviso to clause (b) of the preceding sentence is applicable, the provisions of Section 2.31(d) shall also apply in their entirety.”

35.           Section 2.27(c) of the Credit Agreement is hereby amended by inserting the following new clause (d) at the end of the existing text thereof:

“(d)           For purposes of determining compliance with all dollar amount limitations on Incremental Term Loans contained in clause (i) of the proviso to the first sentence of Section 2.27(a) or in clause (i) of Section 2.27(c), the aggregate principal amount of each incurrence of Indebtedness pursuant to Section 6.1(ee)(i) shall be deemed to have been an incurrence of Incremental Term Loans, thereby reducing (or being measured against) such dollar amount limitations (but only to the extent Incremental Term Loans utilized for the same purposes would reduce or be measured against such dollar amount limitations).”

36.           The Credit Agreement is hereby amended by adding the following new Sections 2.29, 2.30 and 2.31 immediately after the existing text of Section 2.28:

“2.29.  Reverse Dutch Auction Repurchases.  Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the Borrower may conduct reverse Dutch auctions from time to time in order to purchase First Priority Term Loans of any particular tranche(s) (as determined by the Borrower in its sole discretion) (each, an “Auction”) during the period commencing on the First Amendment Effective Date and ending on the 18-month anniversary of the First Amendment Effective Date (each such Auction to be managed exclusively by Goldman Sachs Lending Partners LLC or another investment bank or commercial bank of recognized standing selected by the

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Borrower (in such capacity, the “Auction Manager”)), so long as the following conditions are satisfied: (i) each Auction shall be conducted in accordance with the procedures, terms and conditions set forth in this Section 2.29 and Exhibit O, (ii) no Default or Event of Default shall have occurred and be continuing on the date of the delivery of each Auction Notice in connection with any Auction, (iii) the aggregate principal amount (calculated on the face amount thereof) of outstanding First Priority Term Loans repurchased by the Borrower through all Auctions shall not exceed $500,000,000, (iv) the maximum principal amount (calculated on the face amount thereof) of each and all tranches of First Priority Term Loans that the Borrower offers to purchase in any such Auction shall be no less than $50,000,000 (across all such tranches) or an integral multiple of $1,000,000 in excess thereof, (v) after giving effect to any purchase of First Priority Term Loans of the applicable tranche or tranches pursuant to this Section 2.29, (x) Minimum Liquidity shall not be less than $250,000,000 and (y) the aggregate amount of all Unrestricted cash and Unrestricted Cash Equivalents of the Borrower and the Restricted Subsidiaries shall equal or exceed the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding, (vi) the aggregate principal amount (calculated on the face amount thereof) of all First Priority Term Loans of the applicable tranche or tranches so purchased by the Borrower shall automatically be cancelled and retired by the Borrower on the settlement date of the relevant purchase (and may not be resold), (vii) the purchase price of each First Priority Term Loan repurchased by the Borrower through any Auction shall reflect a discount to par of at least 5%, (viii) at the time of each purchase of First Priority Term Loans through an Auction, (A) the Borrower’s corporate rating by S&P shall not be less than B (with a stable outlook) and (B) the Borrower’s corporate family rating by Moody’s shall not be less than B2 (with a stable outlook), (ix) prior to commencing an Auction, the Borrower shall have discussed same with each of S&P and Moody’s and, based upon such discussions, shall reasonably believe that the proposed purchase of First Priority Term Loans through such Auction shall not be deemed to be a “distressed exchange”, (x) at the time of each purchase of First Priority Term Loans pursuant to an Auction, neither S&P nor Moody’s shall have announced or communicated to the Borrower that the proposed purchase of First Priority Term Loans through such Auction shall be deemed to be a “distressed exchange” and (xi) at the time of each purchase of First Priority Term Loans through an Auction, the Borrower shall have delivered to the Auction Manager an officer’s certificate of a Responsible Officer certifying as to compliance with preceding clauses (viii) through (x).  The Borrower must terminate an Auction if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of First Priority Term Loans pursuant to the respective Auction.  If the Borrower commences any Auction (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of the respective Auction have in fact been satisfied), and if at such time of commencement the Borrower reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the purchase of First Priority Term Loans pursuant to such Auction shall be satisfied, then the Borrower shall have no liability to any Lender for any termination of the respective Auction as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of First Priority

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Term Loans pursuant to the respective Auction, and any such failure shall not result in any Default or Event of Default hereunder.  With respect to all purchases of First Priority Term Loans of the applicable tranche or tranches made by the Borrower pursuant to this Section 2.29, (x) the Borrower shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant Offer Documents), if any, on the purchased First Priority Term Loans of the applicable tranche or tranches up to the settlement date of such purchase and (y) such purchases (and the payments made by the Borrower and the cancellation of the purchased Loans, in each case in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.15, 2.16 or 2.24(c).  Each First Priority Term Lender acknowledges and agrees that in connection with each Auction, (i) the Borrower may purchase or acquire First Priority Term Loans hereunder from First Priority Term Lenders from time to time, subject to this Section 2.29, (ii) the Borrower then may have, and later may come into possession of, information regarding the First Priority Term Loans or the Loan Parties hereunder that is not known to such First Priority Term Lender and that may be material to a decision by such First Priority Term Lender to enter into an assignment of such First Priority Term Loans hereunder (“Excluded Information”), (iii) such First Priority Term Lender has independently and without reliance on the Borrower or any of its Subsidiaries made such First Priority Term Lender’s own analysis and determined to enter into an assignment of such First Priority Term Loans and to consummate the transactions contemplated thereby notwithstanding such First Priority Term Lender’s lack of knowledge of the Excluded Information and (iv) the Borrower and its Subsidiaries shall have no liability to such First Priority Term Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such First Priority Term Lender may have against the Borrower and its Subsidiaries, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information.  Each First Priority Term Lender further acknowledges that the Excluded Information may not be available to the Administrative Agent, the Auction Manager or the other First Priority Term Lenders hereunder.  Each First Priority Term Lender which tenders (or does not tender) First Priority Term Loans pursuant to an Auction agrees to the provisions of the two preceding sentences, and agrees that they shall control, notwithstanding any inconsistent provision hereof or in any Assignment and Acceptance.  The Administrative Agent and the Lenders hereby consent to the Auctions and the other transactions contemplated by this Section 2.29 and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.15, 2.16, 2.19, 2.24(c) and 9.7(a)) (it being understood and acknowledged that purchases of the First Priority Term Loans by the Borrower contemplated by this Section 2.29 shall not constitute Investments by the Borrower) or any other Loan Document that may otherwise prohibit any Auction or any other transaction contemplated by this Section 2.29.  The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Section 8 and Section 9.5 mutatis mutandis as if each reference therein to the “Administrative Agent” or an “Agent” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Auction.

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2.30.  Permitted Debt Exchanges.  (a)  Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrower to all First Priority Term Lenders under one or more tranches of First Priority Term Loans (as determined by the Borrower) on the same terms, the Borrower may from time to time following the First Amendment Effective Date consummate one or more exchanges of First Priority Term Loans for Permitted Notes (each, a “Permitted Debt Exchange”), so long as the following conditions are satisfied:  (i) no Default or Event of Default shall have occurred and be continuing at the time the offering document in respect of a Permitted Debt Exchange Offer is delivered to the relevant First Priority Term Lenders, (ii) the aggregate principal amount (calculated on the face amount thereof) of all First Priority Term Loans exchanged under each applicable tranche by the Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Borrower on date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging First Priority Term Lender shall execute and deliver to the Administrative Agent an Assignment and Acceptance, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective First Priority Term Lender assigns its interest in the First Priority Term Loans being exchanged pursuant to the Permitted Debt Exchange to the Borrower), (iii) if the aggregate principal amount of all First Priority Term Loans (calculated on the face amount thereof) of a given tranche tendered by First Priority Term Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of First Priority Term Loans which exceeds the principal amount thereof of the applicable tranche actually held by it) shall exceed the maximum aggregate principal amount of First Priority Term Loans of such tranche offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange First Priority Term Loans under the relevant tranche tendered by such First Priority Term Lenders ratably up to such maximum based on the respective principal amounts so tendered, or if such Permitted Debt Exchange Offer shall have been made with respect to multiple tranches without specifying a maximum aggregate principal amount offered to be exchanged for each tranche, and the aggregate principal amount of all First Priority Term Loans (calculated on the face amount thereof) of all tranches tendered by First Priority Term Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of First Priority Term Loans which exceeds the principal amount thereof actually held by it) shall exceed the maximum aggregate principal amount of First Priority Term Loans of all relevant tranches offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange First Priority Term Loans across all tranches subject to such Permitted Debt Exchange Offer tendered by such First Priority Term Lenders ratably up to such maximum amount based on the respective principal amounts so tendered, (iv) each such Permitted Exchange Offer shall be made on a pro rata basis to the Lenders of each applicable tranche based on their respective aggregate principal amounts of outstanding First Priority Term Loans under each such tranche (it being understood that the related exchanges shall not be required to be pro rata among such Lenders so long as such exchanges comply with the requirements of immediately preceding clause (iii)), (v) all documentation in respect of such Permitted

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Debt Exchange shall be consistent with the foregoing, and all written communications by the Borrower generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and otherwise reasonably satisfactory to the Administrative Agent, and (vi) any applicable Minimum Tender Condition shall be satisfied.  Notwithstanding anything to the contrary contained in this Section 2.30(a) (and so long as communicated to the Lenders of the respective First Priority Term Loans as such), a Permitted Debt Exchange may be structured, at the option of the Borrower, as (x) a cash purchase (at par or less than par) of First Priority Term Loans under the relevant tranche tendered by such First Priority Term Lenders pursuant to the respective Permitted Debt Exchange Offer ratably as provided in clause (iii) of the immediately preceding sentence and (y) a simultaneous issuance and sale of Permitted Notes, with the proceeds of such issuance and sale of Permitted Notes to be provided by the First Priority Term Lenders that are tendering First Priority Term Loans in connection with the respective Permitted Debt Exchange Offer and applied to effect the cash purchase provided for in preceding clause (x) (with the net effect of the transaction described in preceding clauses (x) and (y) to be substantially identical to a Permitted Debt Exchange after the cash received from the respective Lender for an issuance of Permitted Notes is applied to repay the relevant First Priority Term Loans of such Lender).

(b)           With respect to all Permitted Debt Exchanges effected by the Borrower pursuant to this Section 2.30, (i) such Permitted Debt Exchanges (and the cancellation of the exchanged First Priority Term Loans in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.15, 2.16 or 2.24(c) and (ii) no Permitted Debt Exchange Offer shall be required to be in any minimum amount or any minimum increment thereof, provided that the Borrower may at its election specify as a condition (a “Minimum Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of First Priority Term Loans of any or all applicable tranches be tendered.  The Administrative Agent and the Lenders hereby consent to the Permitted Debt Exchanges and the other transactions contemplated by this Section 2.30 and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.15, 2.16, 2.19, 2.24(c) and 9.7(a)) (it being understood and acknowledged that Permitted Debt Exchanges contemplated by this Section 2.30 shall not constitute Investments by the Borrower) or any other Loan Document that may otherwise prohibit any such Permitted Debt Exchange or any other transaction contemplated by this Section 2.30.

(c)           In connection with each Permitted Debt Exchange, the Borrower shall provide the Administrative Agent at least 5 Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.30 and without conflict with Section 2.30(d).

(d)           The Borrower shall be responsible for compliance with, and hereby agrees to comply with, all applicable securities and other laws in connection with each Permitted Debt Exchange, it being understood and agreed that neither the Administrative Agent

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nor any Lender assumes any responsibility in connection with the Borrower’s compliance with such laws in connection with any Permitted Debt Exchange.

2.31.  Extensions of Loans and Commitments. (a)  Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders of First Priority Term Loans with a like Stated Maturity or Revolving Commitments with a like Stated Maturity, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective First Priority Term Loans or Revolving Commitments with the same Stated Maturity, as the case may be) and on the same terms to each such Lender, the Borrower may from time to time following the First Amendment Effective Date extend the maturity date of any First Priority Term Loans and/or Revolving Commitments and otherwise modify the terms of such First Priority Term Loans and/or Revolving Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such First Priority Term Loans and/or Revolving Commitments (and related outstandings) and/or modifying the amortization schedule in respect of such Lender’s First Priority Term Loans) (each, an “Extension”, and each group of First Priority Term Loans or Revolving Commitments, as applicable, in each case as so extended, as well as the original First Priority Term Loans and the original Revolving Commitments (in each case not so extended), being a “tranche”; any Extended First Priority Term Loans shall constitute a separate tranche of First Priority Term Loans from the tranche of First Priority Term Loans from which they were converted, and any Extended Revolving Commitments shall constitute a separate tranche of Revolving Commitments from the tranche of Revolving Commitments from which they were converted), so long as the following terms are satisfied:  (i) no Default or Event of Default shall have occurred and be continuing at the time any the offering document in respect of an Extension Offer is delivered to the Lenders, (ii) except as to interest rates, fees and final maturity, the Revolving Commitment of any Revolving Lender (an “Extending Revolving Lender”) extended pursuant to an Extension (an “Extended Revolving Commitment”), and the related outstandings, shall be a Revolving Commitment (or related outstandings, as the case may be) with the same terms as the original Revolving Commitments (and related outstandings); provided that (x) subject to the provisions of Sections 2.6(f) and 2.7(b) to the extent dealing with Swingline Loans and Letters of Credit which mature or expire after a Termination Date when there exist Extended Revolving Commitments with a longer Termination Date, all Swingline Loans and Letters of Credit shall be participated in on a pro rata basis by all Lenders with Revolving Commitments in accordance with their Revolving Commitment Percentages (and except as provided in Section 2.6(f) and 2.7(b), without giving effect to changes thereto on an earlier Termination Date with respect to Swingline Loans and Letters of Credit theretofore incurred or issued) and all borrowings under Revolving Commitments and repayments thereunder shall be made on a pro rata basis (except for (x) payments of interest and fees at different rates on Extended Revolving Commitments (and related outstandings) and (y) repayments required upon Stated Maturity of the non-extending Revolving Commitments) and (y) at no time shall there be Revolving Commitments hereunder (including extended Revolving Commitments and any original Revolving Commitments) which have more than three different Stated Maturities, (iii) except as to interest rates, fees, amortization, final

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maturity date, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iv), (v) and (vi), be determined by the Borrower and set forth in the relevant Extension Offer), the First Priority Term Loans of any First Priority Term Lender (an “Extending First Priority Term Lender”) extended pursuant to any Extension (“Extended First Priority Term Loans”) shall have the same terms as the tranche of First Priority Term Loans subject to such Extension Offer, (iv) the final maturity date of any Extended First Priority Term Loans shall be no earlier than the then latest Stated Maturity hereunder and the amortization schedule applicable to First Priority Term Loans pursuant to Section 2.2 for periods prior to the Original Termination Date may not be increased, (v) the weighted average life to maturity of any Extended First Priority Term Loans shall be no shorter than the remaining weighted average life to maturity of the First Priority Term Loans extended thereby, (vi) any Extended First Priority Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as specified in the respective Extension Offer, (vii) if the aggregate principal amount of First Priority Term Loans (calculated on the face amount thereof) or Revolving Commitments, as the case may be, in respect of which First Priority Term Lenders or Revolving Lenders, as the case may be, shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of First Priority Term Loans or Revolving Commitments, as the case may be, offered to be extended by the Borrower pursuant to such Extension Offer, then the First Priority Term Loans or Revolving Loans, as the case may be, of such First Priority Term Lenders or Revolving Lenders, as the case may be, shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such First Priority Term Lenders or Revolving Lenders, as the case may be, have accepted such Extension Offer, (viii) all documentation in respect of such Extension shall be consistent with the foregoing, and all written communications by the Borrower generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and otherwise reasonably satisfactory to the Administrative Agent, and (ix) any applicable Minimum Extension Condition shall be satisfied.

(b)           If, at the time any Extension of Revolving Commitments becomes effective, there will be Extended Revolving Commitments which remain in effect from a prior Extension, then if the “effective interest rate”, “effective commitment fee rate” or “effective letter of credit fee rate” (which, for this purpose, shall, in each case, be reasonably determined by the Administrative Agent and shall take into account any interest rate floors or similar devices and be deemed to include (without duplication) all fees (except to the extent independently taken into account as Commitment Fees or Letter of Credit Fees), including up front or similar fees or original issue discount (amortized over the shorter of (x) the life of such new Extended Revolving Commitments and (y) the four years following the date of the respective Extension) payable to Lenders with such Extended Revolving Commitments, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with the relevant extending Lenders) in respect of the Extended Revolving Commitments (and related extensions of credit) shall at any time (over the life of the Extended Revolving Commitments and related extensions of credit) exceed by more than 0.50% the “effective

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interest rate”, “effective commitment fee rate” or “effective letter of credit fee rate” applicable to Revolving Commitments (or outstanding extensions of credit pursuant thereto) which were extended pursuant to one or more prior Extensions (determined on the same basis as provided in the first parenthetical in this sentence), then the Applicable Margin, Commitment Fee Rate and/or Letter of Credit Fees applicable thereto shall be increased to the extent necessary so that at all times thereafter the Extended Revolving Commitments made pursuant to previous Extensions (and related extensions of credit) do not receive less “effective interest rate”, “effective commitment fee rate” and/or “effective letter of credit fees” than are applicable to the Revolving Commitments (and related extensions of credit) made (or extended) pursuant to such Extension.  If at the time any Extension of First Priority Term Loans becomes effective, there will be Extended First Priority Term Loans which remain outstanding from a prior Extension, then if the “effective interest rate” (which, for this purpose, shall be reasonably determined by the Administrative Agent and shall take into account any interest rate floors or similar devices and be deemed to include (without duplication) all fees, including up front or similar fees or original issue discount (amortized over the shorter of (x) the life of such new Extended First Priority Term Loans and (y) the four years following the date of the respective Extension) payable to Lenders with such Extended First Priority Term Loans, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with the relevant extending Lenders) in respect of the Extended First Priority Term Loans shall at any time (over the life of the Extended First Priority Term Loans) exceed by more than 0.50% the “effective interest rate” applicable to First Priority Term Loans which were extended pursuant to one or more prior Extensions (determined on the same basis as provided in the first parenthetical in this sentence), then the Applicable Margin applicable thereto shall be increased to the extent necessary so that at all times thereafter the Extended First Priority Term Loans made pursuant to previous Extensions do not receive less “effective interest rate” than are applicable to the First Priority Term Loans made (or extended) pursuant to such Extension.

(c)           With respect to all Extensions consummated by the Borrower pursuant to this Section 2.31, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.15, 2.16 or 2.24(c) and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment, provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrower’s discretion) of First Priority Term Loans or Revolving Commitments (as applicable) of any or all applicable tranches be tendered.  The Administrative Agent and the Lenders hereby consent to the Extensions and the other transactions contemplated by this Section 2.31 (including, for the avoidance of doubt, payment of any interest or fees in respect of any Extended First Priority Term Loans and/or Extended Revolving Commitments on the such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.15, 2.16, 2.19, 2.24(c) and 9.7(a)) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.31.

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(d)           The Lenders hereby irrevocably authorize the Agents to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary in order establish new tranches or sub-tranches in respect of Revolving Commitments or First Priority Term Loans so extended and such technical amendments as may be necessary in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section 2.31.  Notwithstanding the foregoing, each Agent shall have the right (but not the obligation) to seek the advice or concurrence of the Required Lenders or the Majority Facility Lenders holding First Priority Term Loans with respect to any matter contemplated by this Section 2.31(d) and, if an Agent seeks such advice or concurrence, such Agent shall be permitted to enter into such amendments with the Borrower in accordance with any instructions actually received by such Required Lenders or Majority Facility Lenders, as the case may be, and shall also be entitled to refrain from entering into such amendments with the Borrower unless and until it shall have received such advice or concurrence; provided, however, that whether or not there has been a request by an Agent for any such advice or concurrence, all such amendments entered into with the Borrower by such Agent hereunder shall be binding and conclusive on the Lenders.  Without limiting the foregoing, in connection with any Extensions the respective Loan Parties shall (at their expense) amend (and the Collateral Agent is hereby directed to amend) any Mortgage that has a maturity date prior to the then latest Stated Maturity so that such maturity date is extended to the then latest Stated Maturity (or such later date as may be advised by local counsel to the Collateral Agent).

(e)           In connection with any Extension, the Borrower shall provide the Administrative Agent at least 5 Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.31.”

37.           Section 6.1(y) of the Credit Agreement is hereby amended by (i) in clause (x) thereof, inserting the phrase “and/or unsecured Indebtedness” therein immediately after the phrase “Junior Lien Indebtedness” appearing therein and (ii) deleting the proviso appearing at the end of clause (y) thereof and inserting in lieu thereof the following new proviso:

“provided that Indebtedness pursuant to this clause (y) (including Guarantee Obligations) shall be unsecured or, in the case of Junior Lien Indebtedness and Guarantee Obligations in respect thereof, may be secured by Liens which only extend to the Collateral and which are subordinated to the Liens created pursuant to the Security Documents in accordance with the Collateral Agency and Intercreditor Agreement (with such Junior Lien Indebtedness to constitute Second Lien Debt under, and as defined, therein and with all actions required to be taken for same to constitute such Second Lien Debt having been taken),”

38.           Section 6.1 is hereby further amended by (i) deleting the text “and” appearing at the end of clause (aa) of said Section, (ii) deleting the period (“.”) appearing at the end of clause (bb) of said Section and inserting the text “;” in lieu thereof and (iii) inserting the following new clauses (cc), (dd) and (ee) at the end of said Section:

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(cc)           (i) Indebtedness in respect of Permitted Notes incurred pursuant to a Permitted Debt Exchange in accordance with Section 2.30 (and which does not generate any additional proceeds) and (ii) Indebtedness in respect of any Permitted Notes Refinancing of Indebtedness incurred pursuant to this clause (cc);

(dd)           (i) Indebtedness in respect of Permitted Notes, 100% of the Net Cash Proceeds of which are applied no later than the second Business Day following the receipt thereof to permanently prepay First Priority Term Loans in accordance with Section 2.15 and (ii) Indebtedness in respect of any Permitted Notes Refinancing of Indebtedness incurred pursuant to this clause (dd); and

(ee)           (i) at any time when the Borrower would be permitted to incur Incremental Term Loans pursuant to Section 2.27 in accordance with all relevant tests contained in the first sentence of Section 2.27(a) (excluding clauses (v) and (vii) thereof) and clause (i) of Section 2.27(c), then the Borrower shall be permitted instead to incur Indebtedness represented by Permitted Notes in a principal amount which does not exceed the principal amount of Incremental Term Loans which would then be permitted to be incurred in accordance with the relevant requirements of Section 2.27; provided that (1) all proceeds of Permitted Notes issued pursuant to this clause (ee)(i) shall be used for the same purposes for which the proceeds of the respective Incremental Term Loans would be permitted to be used, (2) each incurrence of Permitted Notes pursuant to this clause (ee)(i) shall reduce the respective dollar amount limitations on Incremental Term Loans contained in Section 2.27 in the same manner as the respective limitations would have been reduced if the incurrence had instead been of Incremental Term Loans, (3) determinations of pro forma compliance pursuant to Section 2.27(a)(iii) shall be made on the basis of the Permitted Notes being issued rather than an incurrence of Incremental Term Loans, (4) if the “effective interest rate” in respect of any issue of Permitted Notes pursuant to this clause (ee) as of the date of issuance thereof (but excluding all upfront or similar fees or original issue discount and any arrangement, structuring or other fees payable in connection therewith) shall exceed by more than 0.50% the “effective interest rate” then applicable to any tranche of First Priority Term Loans then outstanding, then the Applicable Margin in respect of such tranche of First Priority Term Loans shall be automatically adjusted such that the “effective interest rate” applicable to such tranche on such date after giving effect to such adjustment shall equal the “effective interest rate” in respect of such Permitted Senior Notes (with each reference in this clause (4) to the “effective interest rate” to be determined on the same basis as provided in the preceding parenthetical); provided that this clause (4) shall not be applicable with respect to any incurrence of Permitted Notes the proceeds of which are used solely to repay the secured debt, secured lease obligations or preferred securities set forth on Schedule 2.27 annexed hereto subject to the Schedule Limit during the term of this Agreement, and (5) any reaffirmation of ratings, to the extent required by Section 2.27(a)(vi), shall be after taking into account the respective issuance of Permitted Notes, and (ii) Indebtedness in respect of any Permitted Notes Refinancing of Indebtedness incurred pursuant to this clause (ee).”

39.           Section 6.2 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (y) of said Section, (ii) deleting the period (“.”)

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appearing at the end of clause (z) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (aa) at the end of said Section:

“(aa)           Liens on the Collateral securing Permitted Notes Obligations that constitute First Lien Debt or Second Lien Debt, in each case permitted to be incurred pursuant to Sections 6.1(cc), (dd) and/or (ee); provided that all actions required to be taken pursuant to the Collateral Agency and Intercreditor Agreement in order for such Permitted Notes to constitute First Lien Debt or Second Lien Debt, as applicable, have been taken.”

40.           Section 6.4 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (j) thereof, (ii) deleting the period at the end of clause (k) thereof and inserting the text “; and” in lieu thereof, and (iii) adding the following new clause (l) immediately after clause (k) of such Section:

“(l)           the Disposition of assets required by Contractual Obligations existing as of the Closing Date and relating to (i) the tolling agreement dated as of February 6, 2001, between Wisconsin Power & Light Company and Rock River Energy LLC, as amended prior to the Closing Date, relating to the Project of Calpine Riverside Holdings, LLC and its Subsidiaries, (ii) the ground sublease and easement agreement dated as of May 1, 2007, entered into by Otay Mesa Energy Center, as sublessee, as amended prior to the Closing Date, relating to the Project of Otay Mesa Energy Center, LLC, (iii) the purchase option agreement dated as of January 12, 2000, between Bayer Corporation and Calpine Construction Finance Company, L.P., as amended prior to the Closing Date, relating to the Baytown Energy Center Project, (iv) the power plant asset transfer agreement dated as of August 30, 2007, between Calpine Pittsburg, LLC and The Dow Chemical Company, as amended prior to the Closing Date, relating to Calpine Pittsburg, LLC and (v) the energy service agreement dated as of June 30, 1992, between the Philadelphia Municipal Authority and O’Brien (Philadelphia) Cogeneration, Inc., as amended prior to the Closing Date, relating to the Projects of Calpine Philadelphia, Inc. and Calpine Leasing, Inc.”

41.           Section 6.6(h) of the Credit Agreement is hereby amended by (i) inserting the text “(i)” immediately prior to the text “Investments consisting of” appearing in said Section and (ii) inserting the following new text immediately prior to the semicolon (“;”) appearing at the end of said Section:

“and (ii) other Investments in any fiscal year in an aggregate amount not exceeding the amount permitted to be utilized in such fiscal year to make Capital Expenditures pursuant to clause (ii) of Section 6.15 minus the aggregate amount of Capital Expenditures made during such fiscal year pursuant to clause (ii) of Section 6.15 to the extent such Capital Expenditures are not counted against amounts carried forward or carried back pursuant to clause (a) or (b) of the proviso to clause (ii) of Section 6.15; provided that (x) the aggregate amount of Investments made pursuant to preceding clause (ii) shall not exceed the aggregate amounts set forth in Schedule 6.15 for 2009 and 2010, with the amount set forth in Schedule 6.15 for 2010 not permitted to be used for Investments pursuant to preceding clause (ii) until such amounts could be spent on Capital Expenditures pursuant

23

to Schedule 6.15 (for this purpose without giving effect to clause (b) of the proviso to clause (ii) of Section 6.15) and (y) the aggregate amount of Investments made in any fiscal year pursuant to preceding clause (ii) shall be deemed solely for purposes of clause (ii) of Section 6.15 to have been Capital Expenditures made pursuant to clause (ii) of Section 6.15 (so that the amount so deemed to have been Capital Expenditures may not be carried forward to any subsequent fiscal year pursuant to the proviso to said clause (ii) of Section 6.15)”.

42.           Section 6.6(k) of the Credit Agreement is hereby amended by (i) inserting the text “(i)” immediately prior to the text “Investments in any Subsidiary” appearing in said Section and (ii) inserting the following new text immediately prior to the semicolon (“;”) appearing at the end of said Section:

“and (ii) other Investments in an aggregate amount not exceeding the aggregate amounts set forth on Schedule 6.6(k) that have not been utilized in accordance with preceding sub-clause (i); provided that the amount of any Investments made pursuant to this sub-clause (ii) shall reduce dollar-for-dollar the amounts of Investments permitted to be made pursuant to preceding sub-clause (i), with such reductions to be allocated among such amounts as the Borrower may elect”.

43.           Section 6.6(l) of the Credit Agreement is hereby amended by inserting the phrase “and/or unsecured Indebtedness” therein immediately after the phrase “Junior Lien Indebtedness” appearing therein.

44.           Section 6.6(m) of the Credit Agreement is hereby amended by deleting the phrase “consisting of” the first time it appears therein and substituting therefor “, including”.

45.           Section 6.6(n) of the Credit Agreement is hereby amended by deleting the phrase “so long as such Investments to not exceed the aggregate amounts set forth in the proviso to Section 6.6(m)” contained therein and substituting therefor the phrase “, provided that such Investments shall constitute Investments made pursuant to Section 6.6(m), 6.6(h)(ii), 66(k)(ii) and/or 6.6(s) and the amount thereof shall be limited by such Sections,”.

46.           Section 6.9 of the Credit Agreement is hereby amended by (i) deleting the text “or” appearing immediately prior to the text “Subordinated Indebtedness” in clause (a) of said Section and inserting a comma (“,”) in lieu thereof, (ii) inserting the text “or Indebtedness under Permitted Notes” immediately following the text “Subordinated Indebtedness” appearing in clause (a) of said Section, (iii) deleting the text “Permitted Refinancings thereof” appearing in clause (a) of said Section and substituting therefor the text “Permitted Refinancings or Permitted Notes Refinancings thereof, as applicable, in each case”, (iv) inserting the text “or any Indebtedness under Permitted Notes” immediately prior to the text “(if the effect of such amendment” appearing in clause (b) of said Section, (v) inserting a comma (“,”) immediately prior to the text “except” appearing in clause (b) of said Section, (vi) inserting the text ‘(x)” immediately following the text “except” appearing in clause (b) of said Section, (vii) inserting the text “or Indebtedness under Permitted Notes that constitute Second Lien Debt” immediately prior to the text “, as otherwise permitted” appearing in sub-clause (b) of said Section, (viii) inserting the text “and (y) in the case of Indebtedness under Permitted Notes that constitute First

24

Lien Debt, if such First Lien Debt will continue to constitute Permitted Notes after giving effect to such amendment, modification, waiver or other change” immediately prior to the text “;” appearing at the end of clause (b) of said Section  and (ix) inserting the text “or any Permitted Notes Documents governing subordinated Indebtedness under Permitted Notes” immediately prior to the “.” at the end of said Section.

47.           Section 6.13 of the Credit Agreement is hereby amended by (i) deleting the “and” immediately preceding clause (i) thereof and inserting a “,” in lieu thereof and (ii) inserting the following new clause (j) immediately prior to the “.” at the end of said Section:

“and (j) any restrictions or conditions under any Junior Lien Indebtedness permitted to be incurred hereunder, so long as the restrictions only require that the respective Junior Lien Indebtedness constitute Second Lien Debt and have a junior priority security interest, in accordance with the Collateral Agency and Intercreditor Agreement, on all assets securing the First Lien Debt (it being understood that restrictions on the amount of obligations secured by Liens under the Loan Documents shall not be construed as violating this Section 6.13, so long as not more restrictive than the provisions of this Agreement, except that the terms of such Junior Lien Indebtedness may cap the aggregate principal amount of Indebtedness permitted to be incurred under this Agreement at an amount not less than the then outstanding Indebtedness under this Agreement and the Available Revolving Commitments at the time of incurrence of such Junior Lien Indebtedness)”.

48.           Section 6.14 of the Credit Agreement is herby amended by (i) deleting “and” immediately preceding clause (viii) thereof and inserting a “,” in lieu thereof and (ii) inserting the following new clause (ix) immediately prior to the “.” at the end of said Section:

“and (ix) any restrictions or conditions under any unsecured Indebtedness or Junior Lien Indebtedness permitted to be incurred under Section 6.1(x) or 6.1(y) and/or under any Permitted Notes Documents, so long as such applicable restrictions or conditions are no more restrictive, taken as a whole and in the reasonable judgment of the Borrower, than the corresponding restrictions or conditions in this Agreement”.

49.           Section 6.18 of the Credit Agreement is hereby amended by inserting the following text immediately after the text “management of their liabilities” appearing in such Section:

“(including the netting of intercompany obligations with other Loan Parties arising in the course of such business)”.

50.           Section 7(e) of the Credit Agreement is hereby amended by (i) inserting the text “Borrower or” immediately after the text “(i)” appearing in such Section and (ii) deleting the text “(including any Guarantee Obligation” appearing in such Section and inserting the text “(including any Permitted Notes and any Guarantee Obligation” in lieu thereof.

51.           Section 9.6 of the Credit Agreement is hereby amended by inserting the following new clause (vi) at the end of paragraph (b) of such Section:

25

“(vi)           Notwithstanding anything to the contrary contained in Section 9.6(b), no consent of the Administrative Agent (and no processing and recordation fee or administrative questionnaire) shall be required to be obtained, paid or delivered (as the case may be) for any assignment of First Priority Term Loans in any principal amount as (x) part of a purchase of such First Priority Term Loans in accordance with Section 2.29 or (y) part of any Permitted Debt Exchange”.

52.           Section 9.7 of the Credit Agreement is hereby amended by (i) inserting the text “or in connection with an Auction that is permitted under Section 2.29” immediately following the text “an assignment or participation made pursuant to Section 9.6” appearing in clause (a) of such Section and (ii) inserting the following new sentence at the end of clause (a) of such Section:

“Notwithstanding anything to the contrary contained in this Section 9.7(a), no purchase of First Priority Term Loans in connection with an Auction that is permitted under Section 2.29 or Permitted Debt Exchange that is permitted under Section 2.30 (and no payment made or cancellation of such Loans in connection therewith), and no extension of First Priority Term Loans and/or Revolving Commitments and Revolving Loans that is permitted under Section 2.31, shall constitute a payment of any of such First Priority Term Loans or Revolving Loans for purposes of this Section 9.7.”

53.           The Credit Agreement is hereby further amended by adding thereto Exhibit O in the form of Exhibit O attached hereto.

54.           In addition to the actions of the Administrative Agent authorized by the Lenders, pursuant to Section 2.31(d) of the Credit Agreement, in connection with any issuance of Permitted Notes as permitted by this Agreement (or which the Administrative Agent in good faith believes is so permitted), the Administrative Agent is hereby irrevocably authorized by the Lenders to take such actions as are contemplated by the definition of Permitted Notes (contained in the Credit Agreement) in connection therewith.

II.	Amendments to Collateral Agency and Intercreditor Agreement.

1.           Section 1.1 of the Collateral Agency and Intercreditor Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Eligible Series of First Lien Debt” means, at any time, any Series of First Lien Debt in respect of which the aggregate amount of First Lien Obligations (determined as provided in the first sentence of the definition of Required First Lien Debtholders) outstanding at such time exceeds $100,000,000.

“Majority Holders” means, with respect to any Eligible Series of First Lien Debt, the holders of more than 50% of the First Lien Obligations (determined as provided in the first sentence of the definition of Required First Lien Debtholders) in respect thereof.

“Non-controlling First Lien Secured Parties’ Standstill Period” has the meaning set forth in Section 3.3.

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2.           The definition of “Credit Agreement” appearing in Section 1.1 of the Collateral Agency and Intercreditor Agreement is hereby amended by inserting the following new text at the end of the existing definition thereof:

“Notwithstanding the foregoing, in no event shall any Permitted Notes Document (as defined in the Existing Credit Agreement or as any substantially similar term is defined in any credit agreement that refinances in full the Existing Credit Agreement or any previous refinancing in full thereof) be deemed to constitute the Credit Agreement hereunder.”

3.           The definition of “Required First Lien Debtholders” appearing in Section 1.1 of the Collateral Agency and Intercreditor Agreement is hereby amended by inserting the following new text at the end of the existing definition thereof:

“Notwithstanding the foregoing and except as provided in the immediately succeeding sentence, at all times when (x) the sum of (1) the outstanding Credit Facility Obligations and (2) the aggregate unutilized commitments under the Credit Agreement, exceeds (y) $500,000,000, the only First Lien Obligations included in determining the Required First Lien Debtholders in accordance with the preceding sentence shall be the Credit Facility Obligations, Specified Swap Obligations, Specified Cash Management Obligations, First Lien Hedging Obligations and First Lien Eligible Commodity Hedge Financing Obligations outstanding from time to time and (without duplication) any Guaranty Reimbursement Obligations with respect thereto. The immediately preceding sentence shall not be given effect with respect to amendments or other modifications of this Agreement pursuant to Section 8.1 but shall apply with respect to amendments or other modifications of other Security Documents pursuant to said Section so long as such amendment or modification is not by its express terms disproportionately adverse in any material respect to the holders of any Series of First Lien Debt (with releases of Collateral being deemed to be not disproportionately adverse).”

4.           Section 3.3 of the Collateral Agency and Intercreditor Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding anything to the contrary contained in this Agreement and without limiting the rights of the Required First Lien Debtholders to act as provided above, at any time while a payment default has occurred and is continuing with respect to any Eligible Series of First Lien Debt following the final maturity thereof or the acceleration by the holders of such Eligible Series of First Lien Debt of the maturity of all then outstanding First Lien Obligations in respect thereof, and in either case after the passage of a period of 120 days (the “Non-controlling First Lien Secured Parties’ Standstill Period”) from the date of delivery of a notice of same in writing (and requesting that enforcement action be taken with respect to the Common Collateral) to the Collateral Agent and each other First Lien Representative and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded), the Majority Holders in respect of such Eligible Series of First Lien Debt may exercise their rights and remedies in respect of Common Collateral under the respective First Lien Security Documents; provided further, however, that, notwithstanding the foregoing, in no event shall any

27

holder of such Eligible Series of First Lien Debt exercise or continue to exercise (or be permitted to direct the Collateral Agent to exercise or continue to exercise) any such rights or remedies if, notwithstanding the expiration of the Non-controlling First Lien Secured Parties’ Standstill Period, (i) the Collateral Agent (whether or not directed by Act of the Required Debtholders) or the Required First Lien Debtholders shall have commenced and be diligently pursuing the exercise of rights and remedies with respect to any of the Common Collateral (prompt notice of such exercise to be given to the First Lien Representative of the holders of the relevant Eligible Series of  First Lien Debt) or (ii) an Insolvency Proceeding in respect of the respective Grantor shall have been commenced and be continuing.”

III.	Representations and Acknowledgments.

1.           In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and to each Lender that:

(a)           at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date (as defined below);

(b)           all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (unless stated to related to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such specific earlier date);

(c)           on the First Amendment Effective Date (i) no Second Lien Obligations (as defined in the Collateral Agency and Intercreditor Agreement) are outstanding, (ii) the aggregate amount of First Lien Debt outstanding pursuant to the Credit Agreement (calculated in accordance with the definition of Required First Lien Debtholders in the Collateral Agency and Intercreditor Agreement) constitutes more than 50% of all outstanding First Lien Debt (again calculated in accordance with the definition of Required First Lien Debtholders in the Collateral Agency and Intercreditor Agreement) and (iii) accordingly, the consent of the Required Lenders to this Amendment constitutes an Act of Required Debtholders (under, and as defined in, the Collateral Agency and Intercreditor Agreement);

(d)           on the First Amendment Effective Date, the only Fronting Banks are GE Capital and Wachovia Bank, National Association;

(e)           the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of the Borrower;

(f)           this Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except

28

such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of the Restricted Subsidiaries, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of the Restricted Subsidiaries or their respective assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of the Restricted Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of the Restricted Subsidiaries; except, in the case of each of clauses (i) through (iv) above, to the extent that any such violation, default or right, or any failure to obtain such consent or approval or to take any such action, could not reasonably be expected to result in a Material Adverse Effect; and

(g)           (i) each Guarantor is identified on the signature pages hereto (or on Annex I to the signature pages hereto) and (ii) each entity that was a Guarantor on the Closing Date but is not a Guarantor on the First Amendment Effective Date (w) has been dissolved in a transaction meeting the requirements of Section 6.3 of the Credit Agreement, (x) has been merged into another Guarantor (which was the surviving entity of such merger) in a transaction permitted pursuant to Section 6.3 of the Credit Agreement, (y) has been Disposed of in a transaction permitted pursuant to the Credit Agreement, and where all relevant requirements for the release of such Guarantor pursuant to Section 8.14 of the Guarantee and Collateral Agreement have been satisfied or (z) has become a Designated Project Subsidiary in accordance with the relevant requirements of the Credit Agreement and where the respective Designated Project Subsidiary has been released as a Guarantor in accordance with the relevant requirements of Section 8.14 of the Guarantee and Collateral Agreement.

2.           The Loan Parties acknowledge and agree that the Credit Agreement and each other Loan Document (in each case as modified hereby), and all Obligations and Liens thereunder, are valid and enforceable against the Loan Parties party thereto in every respect except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and all of the terms and conditions thereof are legally binding upon the Loan Parties party thereto, in each case all without offset, counterclaims or defenses of any kind.

IV.           Conditions to Effectiveness.

1.           This Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

(a)           the Loan Parties, the Lenders constituting the Required Lenders and the Majority Facility Lenders with respect to the First Priority Term Facility shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission and electronic mail transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113; email: myip@whitecase.com); provided that unless and until the Sub-Agent, the Swingline

29

Lender, each Fronting Bank and the Majority Facility Lenders with respect to the Revolving Facility shall so execute and deliver counterparts hereof, the modifications to Sections 2.6 and 2.7 of the Credit Agreement contained herein, and the provisions of Section 2.31 of the Credit Agreement as added herein (but in the case of Section 2.31, only as same apply to the Revolving Facility and the respective commitments and outstandings thereunder) shall not be effective;

(b)           the Administrative Agent shall have received from the Borrower by wire transfer of immediately available funds, for the account of each Lender who has consented to this Amendment by signing a counterpart hereof and delivering the same as provided in preceding clause (a) prior to 6:00 p.m. (New York City time) on August 20, 2009, a fee equal to 0.075% of the sum of (x) the Revolving Commitment of each such Lender and (y) the aggregate principal amount of the First Priority Term Loans of each such Lender, in each case as of the First Amendment Effective Date;

(c)           the Administrative Agent shall have received from the Borrower and each other Loan Party (x) an incumbency certificate for such Loan Party and (y) certified copies of resolutions of the Board of Directors (or equivalent managing body) of such Loan Party with respect to the matters set forth in this Amendment, in each case in form and substance reasonably satisfactory to the Administrative Agent; and

(d)           all outstanding invoices (with reasonable details) of White & Case LLP for reasonable legal fees and out-of-pocket costs and expenses delivered to the Borrower at least three (3) days prior to the First Amendment Effective Date shall have been paid in full.

V.	Miscellaneous Provisions.

1.           This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provisions of the Credit Agreement or any other Loan Document.

2.           This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including the facsimile or electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

3.           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

4.           From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement or the Collateral Agency and Intercreditor Agreement shall be deemed to be references to the Credit Agreement and the Collateral Agency and Intercreditor Agreement as modified hereby.  This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and each of the other Loan Documents.

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5.           This Amendment shall be binding upon and inure to the benefit of the Borrower and the Guarantors and each of their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns.

6.           Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

*          *          *

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                 BORROWER:

CALPINE CORPORATION

By:	/s/ Todd Thornton
Name: Todd Thornton
Title: Vice President

THE GUARANTORS SET FORTH ON ANNEX I TO THIS SIGNATURE PAGE:

By:	/s/ Todd Thornton
Name: Todd Thornton
Title: Vice President

CALPINE OPERATING SERVICES COMPANY, INC.

By:	/s/ Hether Benjamin-Brown
Name: Hether Benjamin-Brown
Title: Vice President

CALPINE CONSTRUCTION MANAGEMENT COMPANY, INC.

By:	/s/ Gerard Murray
Name: Gerard Murray
Title: Vice President

CALPINE POWER SERVICES, INC.

By:	/s/ Gerard Murray
Name: Gerard Murray
Title: Vice President

THOMASSEN TURBINE SYSTEMS AMERICA, INC.

By:	/s/ Gerard Murray
Name: Gerard Murray
Title: Vice President

AGENTS:

GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent and Collateral Agent and as a Lender

By:	/s/ Elizabeth Fischer
Name: Elizabeth Fischer
Title: Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Sub-Agent and Swingline Lender and as a Lender

By:	/s/ Randall F. Hornick
Name: Randall F. Hornick
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 31, 2008 AMONG CALPINE CORPORATION, THE VARIOUS LENDERS PARTY THERETO AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Black Diamond Offshore Ltd.
Double Black Diamond Offshore Ltd.
By: Carlson Capital, L.P., its investment advisor

By:	/s/ John MacMahon
Name: John MacMahon
Title: Portfolio Manager

NAME OF INSTITUTION:

Carlyle Credit Partners Financing I, Ltd.
Carlyle High Yield Partners 2008-1, Ltd
Carlyle High Yield Partners IV, Ltd.
Carlyle High Yield Partners VI, Ltd.
Carlyle High Yield Partners VII, Ltd.
Carlyle High Yield Partners VIII, Ltd.
Carlyle High Yield Partners IX, Ltd.
Carlyle High Yield Partners X, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

NAME OF INSTITUTION:

Chatham Asset High Yield Master Fund, Ltd
Chatham Asset Leveraged Loan Offshore Fund, Ltd
By: Chatham Asset Management, LLC Investment Advisor

By:	/s/ Anthony Melchiorre
Name: Anthony Melchiorre
Title: Managing Member

NAME OF INSTITUTION:

CHGO LOAN FUNDING LTD.
By: Chicago Fundamental Investment Partners, LLC, as Collateral Manager

By:	/s/ Steven J. Novatney
Name: Steven J. Novatney
Title: General Counsel & CCO

NAME OF INSTITUTION:

Olympic CLO I
Whitney CLO I
Sierra CLO II
Shasta CLO I
San Gabriel CLO I

By:	/s/ John M. Casparian
Name: John M. Casparian
Title: Co-President Churchill Pacific Asset Management LLC

NAME OF INSTITUTION:

Citibank, N.A.

By:	/s/ Brian Blessing
Name: Brian Blessing
Title: Attorney-In-Fact

NAME OF INSTITUTION:

Energizer I Loan Funding LLC

By:	/s/ Emily Chong
Name: Emily Chong
Title: Director

NAME OF INSTITUTION:

Victoria Court CBNA Loan Funding LLC

By:	/s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-in-Fact

NAME OF INSTITUTION:

Eagle Master Fund Ltd.
By: Citi Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund Ltd.
LMP Corporate Loan Fund, Inc.
By: Citi Alternative Investments LLC
REGATTA FUNDING LTD.
By: Citi Alternative Investments LLC, attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

NAME OF INSTITUTION:

SHINNECOCK 2006-1 CLO

By:	/s/ Francis Ruchalski
Name: Francis Ruchalski
Title: CFO

NAME OF INSTITUTION:

ANDROMEDA GLOBAL CREDIT FUND, Ltd

By:	/s/ Romulo Garza
Name: Romulo Garza
Title: Authorized Signatory

NAME OF INSTITUTION:

HFR RVA Constellation Master Trust

By:	/s/ Romulo Garza
Name: Romulo Garza
Title: Authorized Signatory Constellation Capital Management, LLC As Trading Manager for and on Behalf of HFR RVA Constellation Master Trust

NAME OF INSTITUTION:

OFI SUBSID 3

By:	/s/ Romulo Garza
Name: Romulo Garza
Title: Authorized Signatory Constellation Capital Management, LLC As Trading Manager for and on Behalf of OFI Subsid 3

NAME OF INSTITUTION:

Contrarian Funds LLC
By: Contrarian Capital Management LLC as Manager

By:	/s/ Michael J. Restifo
Name: Michael J. Restifo
Title: CFO/MEMBER

NAME OF INSTITUTION:

Credit Suisse, Cayman Islands Branch

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Vice President

By:	/s/ Rianka Mohan
Name: Rianka Mohan
Title: Vice President

NAME OF INSTITUTION:

Atrium IV
Atrium V
Atrium VI
CSAM Funding I
CSAM Funding III
CSAM Funding IV
Madison Park Funding I, Ltd.
Madison Park Funding II, Ltd.
Madison Park Funding III, Ltd.
Madison Park Funding IV, Ltd.
Madison Park Funding V, Ltd.
Madison Park Funding VI, Ltd.
By: Credit Suisse Alternative Capital, Inc., as collateral manager

Credit Suisse Syndicated Loan Fund
By: Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund

Credit Suisse Dollar Senior Loan Fund, Ltd.
By: Credit Suisse Alternative Capital, Inc., as investment manager

BA/CSCREDIT1 LLC
By: Credit Suisse Alternative Capital, Inc., as investment manager duly appointed by Verizon Investment Management Corp., in its capacity as managing member of BA/CSCREDIT1 LLC

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

NAME OF INSTITUTION:

ECO Master Fund LTD
EOS Senior Loans Fund LTD

By:	/s/ Beth Bernstein
Name: Beth Bernstein
Title: CFO

NAME OF INSTITUTION:

ERSTE GROUP BANK AG

By:	/s/ Bryan J. Lynch
Name: Bryan J. Lynch
Title: Executive Director

By:	/s/ Patrick W. Kunkel
Name: Patrick W. Kunkel
Title: Director

NAME OF INSTITUTION:

FEINGOLD O’KEEFFE CAPITAL, LLC As Collateral Manager for Lime Street CLO, Ltd.

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: P.M.

NAME OF INSTITUTION:

Ballyrock CLO 2006-1 Limited
Ballyrock CLO 2006-2 Limited
Ballyrock CLO II Limited
Ballyrock CLO III Limited
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

NAME OF INSTITUTION:

The Assets Management Committee of the Coca-Cola Company Master Retirement Trust
Arizona State Retirement System
Pyramis High Yield Fund, LLC
By: Pyramis Global Advisors Trust Company, as Investment Manager under Power of Attorney

Pyramis Floating Rate High Income Commingled Pool
By: Pyramis Global Advisors Trust Company as Trustee

By:	/s/ Lynn M. Farrand
Name: Lynn M. Farrand
Title: Director

NAME OF INSTITUTION:

Fidelity Summer Street Trust: Fidelity High Income Fund
Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund
Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund
Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio
Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Deputy Treasurer

NAME OF INSTITUTION:

Nantucket CLO I Ltd.
By: Fortis Investment Management USA, Inc., as Attorney-in-Fact

By:	/s/ Ronald Daigle
Name: Ronald Daigle
Title: Vice President

NAME OF INSTITUTION:

FORTRESS CREDIT FUNDING III LP
By: Fortress Credit Funding III GP LLC, its general partner

By:	/s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

NAME OF INSTITUTION:

FORTRESS CREDIT INVESTMENTS I LTD.
FORTRESS CREDIT INVESTMENTS II LTD.

By:	/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Director

NAME OF INSTITUTION:

FORTRESS PARTNERS CLO LP
By: Fortress Partners CLO GP, LLC, its general partner

By:	/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Chief Financial Officer

NAME OF INSTITUTION:

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
By: Four Corners Capital Management, LLC As Sub-Adviser

SFR, LTD.
FOUR CORNERS CLO 2005-1, Ltd.
OW FUNDING LIMITED
By: Four Corners Capital Management, LLC As Collateral Manager

Four Corners CLO III, Ltd.
Fountain Court Master Fund
By: Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Matt O’Mara
Name: Matt O’Mara
Title: Vice President

NAME OF INSTITUTION:

FRANKLIN MUTUAL ADVISERS, LLC

By:	/s/ Bradley Takahashi
Name: Bradley Takahashi
Title: Vice President

NAME OF INSTITUTION:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Randall F. Hornick
Name: Randall F. Hornick
Title: Authorized Signatory

NAME OF INSTITUTION:

COA CLO Financing Ltd. By: FS COA Management, LLC, as Portfolio Manager

Credit Opportunity Associates II LP By: FSW Partners LLC, as Portfolio Manager

By:	/s/ John W. Fraser
Name: John W. Fraser
Title: Manager

NAME OF INSTITUTION:

Fraser Sullivan CLO I Ltd.
Fraser Sullivan CLO II Ltd.
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
Name: John W. Fraser
Title: Managing Partner

NAME OF INSTITUTION:

GENERAL ELECTRIC PENSION TRUST, as a Lender
GENERAL ELECTRIC PENSION TRUST (GEH3), as a Lender
NAVIGATOR CDO 2004, LTD., as a Lender
NAVIGATOR CDO 2005, LTD., as a Lender
NAVIGATOR CDO 2006, LTD., as a Lender
By: GE Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

NAME OF INSTITUTION:

Global Leveraged Capital Credit Opportunity Fund I, as Lender
Global Leveraged Capital Management, LLC, as Collateral Manager

By:	/s/ Michael Ferris
Name: Michael Ferris
Title: Principal

NAME OF INSTITUTION:

GoldenTree 2004 Trust
GoldenTree Credit Opportunities Second Financing, Limited
GoldenTree Loan Opportunities III, Limited
GoldenTree Loan Opportunities IV, Limited
GoldenTree Loan Opportunities V, Limited
GoldenTree Capital Opportunities, LP
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director - Bank

NAME OF INSTITUTION:

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ Andrew Caditz
Name: Andrew Caditz
Title: Authorized Signatory

NAME OF INSTITUTION:

GOLDMAN SACHS CREDIT PARTNERS, L.P., as an Additional First Priority Term Lender

By:	/s/ Elizabeth Fischer
Name: Elizabeth Fischer
Title: Authorized Signatory

NAME OF INSTITUTION:

Golub Capital Management CLO 2007-1, Ltd. By: Golub Capital Management LLC, as Collateral Manager

Golub Capital Funding CLO-8, Ltd. By: Golub Capital Partners Management, as Collateral Manager

Golub Capital Senior Loan Opportunity Fund, Ltd. By: Golub Capital Incorporated, as Collateral Manager

By:	/s/ Michael C. Loehrke
Name: Michael C. Loehrke
Title: Designated Signatory

NAME OF INSTITUTION:

GULF STREAM-COMPASS CLO 2003-I, LTD
GULF STREAM-COMPASS CLO 2004-I, LTD
GULF STREAM-COMPASS CLO 2005-I, LTD
GULF STREAM-COMPASS CLO 2005-II, LTD
GULF STREAM-SEXTANT CLO 2006-I, LTD
GULF STREAM-RASHINBAN CLO 2006-I, LTD
GULF STREAM-SEXTANT CLO 2007-I, LTD
GULF STREAM-COMPASS CLO 2007, LTD
NEPTUNE FINANCE CCS, LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Stephen M. Riddell
Name: Stephen M. Riddell
Title: Portfolio Manager

NAME OF INSTITUTION:

BELL ATLANTIC MASTER TRUST By: TCW Asset Management Company, As Investment Manager

By:	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Senior Vice President

By:	/s/ Edison Hwang
Name: Edison Hwang
Title: Vice President

NAME OF INSTITUTION:

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series By: Hartford Investment Management Company, its Investment Manager

By:	/s/ Francesco Ossino
Name: Francesco Ossino
Title: Senior Vice President

NAME OF INSTITUTION:

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Director
By:	/s/ Ronald Gotz
Name: Ronald Gotz
Title: Authorized Signatory

NAME OF INSTITUTION:

BLT 27 LLC
BLT 18 LLC

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

NAME OF INSTITUTION:

Classic I Loan Funding LLC

By:	/s/ Lynette Skrehot
Name: Lynette Skrehot
Title: Director

NAME OF INSTITUTION:

BRIDGEPORT CLO LTD.
BRIDGEPORT CLO II LTD.
BURR RIDGE CLO Plus LTD.
CUMBERLAND II CLO LTD.
FOREST CREEK CLO, Ltd.
LONG GROVE CLO, LIMITED
MARQUETTE PARK CLO LTD.
MARKET SQUARE CLO, Ltd.
SCHILLER PARK CLO LTD.
DFR MIDDLE MARKET CLO Ltd.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

NAME OF INSTITUTION:

DEERFIELD PEGASUS LOAN CAPITAL LP
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Managing Director

NAME OF INSTITUTION:

Delaware Group Advisor Funds- Delaware Diversified Income Fund
Delaware Group Limited-Term Government Funds – Delaware Limited-Term Government Fund
Delaware VIP Trust – Delaware VIP Diversified Income Series
Delaware VIP Trust – Delaware VIP Limited Term Diversified Income Series
Optimum Trust-Optimum Fixed Income Fund

By:	/s/ [illegible]
Name: [illegible]
Title: Vice President

NAME OF INSTITUTION:

Deutsche Bank AG New York Branch
By: DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: Vice President
By:	/s/ Jonathan Shin
Name: Jonathan Shin
Title: Assistant Vice President

NAME OF INSTITUTION:

TRS HY FNDS LLC
By: Deutsche Bank AG Cayman Islands Branch its sole member
By: DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: Vice President
By:	/s/ Angeline Quintana
Name: Angeline Quintana
Title: Assistant Vice President

NAME OF INSTITUTION:

Deutsche Bank Trust Company Americas
By: DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
Name: Edward Schaffer
Title: Vice President
By:	/s/ Deirdre D. Cesario
Name: Deirdre D. Cesario
Title: Assistant Vice President

NAME OF INSTITUTION:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director
By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Director

NAME OF INSTITUTION:

Duane Street CLO I, Ltd.
Duane Street CLO II, Ltd.
Duane Street CLO III, Ltd.
Duane Street CLO IV, Ltd.
By: DiMalo Ahmad Capital LLC, As Collateral Manager

Duane Street CLO V, Ltd.
By: DiMalo Ahmad Capital LLC, As Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Authorized Signatory

NAME OF INSTITUTION:

Grayson & Co
SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

Eaton Vance CDO VIII, Ltd.
Eaton Vance CDO IX Ltd.
Eaton Vance CDO X PLC
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Floating-Rate Income Trust
Eaton Vance Senior Income Trust
Eaton Vance Institutional Senior Loan Fund
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Limited Duration Income Fund
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Medallion Floating-Rate Income Portfolio
By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

GSO DOMESTIC CAPITAL FUNDING LLC By: GSO Capital Partners LP as Collateral Manager

GSO ROYAL HOLDINGS CB LLC By: GSO Capital Partners LP, Manager

THE BROAD FOUNDATION By: GSO Capital Partners LP, its Investment Advisor
280 FUNDING I

By:	/s/ George Fan
Name: George Fan
Title: Authorized Signatory

NAME OF INSTITUTION:

Blackstone Special Funding (Ireland) By: GSO Capital Partners LP, as Manager

By:	/s/ George Fan
Name: George Fan
Title: Chief Investment Officer

NAME OF INSTITUTION:

HUDSON STRAITS CLO 2004, LTD.
RIVERSIDE PARK CLO LTD.
TRIBECA PARK CLO LTD.
CHELSEA PARK CLO LTD.
COLUMBUS PARK CDO LTD.
GALE FORCE 1 CLO, LTD.
GALE FORCE 2 CLO, LTD.
GALE FORCE 3 CLO, LTD.
GALE FORCE 4 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

LOAN FUNDING VI LLC, for itself or as agent for Corporate Loan Funding VI LLC

ESSEX PARK CDO LTD.
UNION SQUARE CDO LTD.
INWOOD PARK CDO LTD.
MONUMENT PARK CDO LTD.
PROSPECT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. As Collateral Manager

SUN LIFE ASSURANCE COMPANY of CANADA (US) By: GSO/BLACKSTONE CP Holdings LP as Sub-Advisor

GSO CO-INVESTMENT PARTNERS, LLC
CIM VI, L.L.C.
CITRON INVESTMENT CORPORATION
By: GSO Capital Partners LP as Manager

FM LEVERAGED CAPITAL FUND I
FM LEVERAGED CAPITAL FUND II
FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I
By: GSO/BLACKSTONE Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

NAME OF INSTITUTION:

BlueMountain CLO LTD
BlueMountain CLO II LTD
BlueMountain CLO III LTD
By: BlueMountain Capital Management LLC, its collateral manager

By:	/s/ Glenn Mueller
Name: Glenn Mueller
Title: Associate

NAME OF INSTITUTION:

Battalion CLO 2007-I, Ltd.

By:	/s/ Joanna Bensimon
Name: Joanna Bensimon
Title: Associate

NAME OF INSTITUTION:

Barclays Bank, PLC

By:	/s/ Alex Stromberg
Name: Alex Stromberg
Title:

NAME OF INSTITUTION:

Camulos Loan Vehicle 1, LTD

By:	/s/ Chris Manz
Name: Chris Manz
Title: Authorized Signatory

NAME OF INSTITUTION:

Callidus Debt Partners CLO Fund II, Ltd.
Callidus Debt Partners CLO Fund III, Ltd.
Callidus Debt Partners CLO Fund IV, Ltd.
Callidus Debt Partners CLO Fund V, Ltd.
Callidus Debt Partners CLO Fund VI, Ltd.
Callidus Debt Partners CLO Fund VII, Ltd.
MAPS CLO Fund I, LLC
MAPS CLO Fund II, LLC
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Principal

NAME OF INSTITUTION:

ICE 1: EM CLO Ltd
ICE Global Value Loans Master Fund Ltd

By:	/s/ Hector Rocha
Name: Hector Rocha
Title: Senior Analyst

NAME OF INSTITUTION:

Bank of America, N.A.

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

NAME OF INSTITUTION:

Flagship CLO III
Flagship CLO IV
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser

DWS Floating Rate Plus Fund
By: Deutsche Investment Management Americas, Inc., Investment Advisor

Flagship CLO V
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

Flagship CLO VI
By: Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director
By:	/s/ James Sivigny
Name: James Sivigny
Title: Director

NAME OF INSTITUTION:

BLACK DIAMOND CLO 2005-1 Ltd. By: Black Diamond CLO 2005-1 Adviser, L.L.C., As its Collateral Manager

BLACK DIAMOND CLO 2005-2 Ltd. By: Black Diamond CLO 2005-2 Adviser, L.L.C., As its Collateral Manager

BLACK DIAMOND CLO 2006-1 (CAYMAN) Ltd. By: Black Diamond CLO 2006-1 Adviser, L.L.C., As Its Collateral Manager

Black Diamond International Funding, Ltd. By: BDCM Fund Adviser, L.L.C., As Its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

NAME OF INSTITUTION:

ACAS CLO 2007-1, Ltd. by American Capital Asset Management, LLC as Portfolio Manager

By:	/s/ Dana Dratch
Name: Dana Dratch
Title: Authorized Signatory

NAME OF INSTITUTION:

BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited

By:	/s/ Zachary Alpern
Name: Zachary Alpern
Title: Authorized Signatory

NAME OF INSTITUTION:

Eagle Creek CLO, Ltd.
Fall Creek CLO, Ltd.

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

NAME OF INSTITUTION:

Aberdeen High Yield Fixed Income Fund LLC
Aberdeen High Yield Fixed Income Portfolio Trust

By:	/s/ Neal Rayner
Name: Neal Rayner
Title: Portfolio Manager

NAME OF INSTITUTION:

Pacific Funding LLC
Pinehurst Trading Inc
Baltic Funding LLC

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

NAME OF INSTITUTION:

STICHTING PENSIOENFONDS VOOR HUISARTSEN
STICHTING PENSIOENFONDS MEDISH SPECIALISTEN
AIG Annuity Insurance Company
American International Group, Inc.
By: AIG Global Investment Corp., Its Investment Adviser

AIG Bank Loan Fund, Ltd
By: AIG Global Investment Corp., Its Investment Manager

Saturn CLO, Ltd.
Galaxy CLO 2003-1, Ltd.
Galaxy III CLO, Ltd.
Galaxy IV CLO, LTD
Galaxy V CLO, Ltd.
Galaxy VI CLO, Ltd.
Galaxy VII CLO, Ltd.
By: AIG Global Investment Corp., its Collateral Manager

Galaxy VIII CLO, Ltd.
Galaxy X CLO, Ltd.
By: AIG Global Investment Corp., as Collateral Manager

By:	/s/ John Wesley Burgess
Name: John Wesley Burgess
Title: Vice President

NAME OF INSTITUTION:

Genesis CLO 2007-2, Ltd, as Lender
By: LLCP Advisors LLC, as Collateral Manager

By:	/s/ Tejs Broberg
Name: Tejs Broberg
Title: Vice President

NAME OF INSTITUTION:

Landmark IV CDO Ltd
Landmark V CDO Ltd
Landmark VI CDO Ltd
Landmark VII CDO Ltd
Landmark VIII CDO Ltd
Landmark IX CDO Ltd
Greyrock CDO Ltd
Aladdin Flexible Investment Fund SPC for Account of Series 2008-01
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
Name: Angela Bozorgmir
Title: Director

NAME OF INSTITUTION:

Pacifica CDO III LTD.
Pacifica CDO IV LTD.
Pacifica CDO V LTD.
Pacifica CDO VI LTD.
One Wall Street CLO II LTD.
US Bank Loan Fund (M) Master Trust
Westwood CDO I LTD.
Westwood CDO II LTD.

By:	/s/ Michael K. Ryan
Name: Michael K. Ryan
Title: Senior Vice President

NAME OF INSTITUTION:

ABCLO 2007-1, Ltd.
AllianceBernstein Global Bond Fund
AllianceBernstein Institutional Investments – High-Yield Loan Portfolio (JPY)
AllianceBernstein Institutional Investments – Senior Loan Portfolio
Sanford C. Bernstein Funds, Inc. – Intermediate Duration Portfolio
Sanford C. Bernstein Funds, Inc. II – Intermediate Duration Institutional Portfolio
Oregon State Treasury
By: AllianceBernstein L.P., as manager

By:	/s/ Michael E. Sohr
Name: Michael E. Sohr
Title: Senior Vice President

NAME OF INSTITUTION:

AMMC CLO IV, LIMITED
AMMC CLO V, LIMITED
AMMC VII, LIMITED
AMMC VIII, LIMITED
By: American Money Management, Corp. as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

NAME OF INSTITUTION:

Northwoods Capital IV, Limited
Northwoods Capital V, Limited
Northwoods Capital VI, Limited
Northwoods Capital VII, Limited
Northwoods Capital VIII, Limited
By: Angelo, Gordon & Co., L.P., as Collateral Manager

JRG Reinsurance Company, Ltd.
Summer Hill Fixed Income AG, LLC
James River Insurance Company
By: Angelo, Gordon & Co., L.P., as Investment Manager

AG Global Debt Strategy Partners, L.P.
By: Angelo, Gordon & Co., L.P., Its Fund Advisor

Silver Oak Capital, LLC

By:	/s/ Bradley Pattelli
Name: Bradley Pattelli
Title: Managing Director

NAME OF INSTITUTION:

Ares IIR CLO Ltd.
By: Ares CLO Management IIR, L.P., Investment Manager
By: Ares CLO GP IIR, LLC, Its General Partner

ARES IIIR/IVR CLO LTD.
By: ARES CLO MANAGEMENT IIIR/IVR, L.P.,
By: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER
By: ARES MANAGEMENT LLC, ITS MANAGER

Ares VR CLO Ltd.
By: Ares CLO Management VR, L.P., Investment Manager
By: Ares CLO GP VR, LLC, Its General Partner

Ares VIR CLO Ltd.
By: Ares CLO Management VIR, L.P., Investment Manager
By: Ares CLO GP VIR, LLC, Its General Partner

Ares VIII CLO Ltd.
By: Ares CLO Management VIII, L.P., Investment Manager
By: Ares CLO GP VIII, LLC, Its General Partner

Ares IX CLO Ltd.
By: Ares CLO Management IX, L.P., Investment Manager
By: Ares CLO GP IX, LLC, Its General Partner
By: Ares Management LLC, Its Managing Member

Ares X CLO Ltd.
By: Ares CLO Management X, L.P., Investment Manager
By: Ares CLO GP X, LLC, Its General Partner

ARES XI CLO Ltd.
By: ARES CLO MANAGEMENT XI, L.P.
By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER
By: ARES MANAGEMENT LLC, ITS MANAGER

ARES XII CLO LTD.
By: ARES CLO MANAGEMENT XII, L.P.
By: ARES CLO GP XII, LLC, ITS GENERAL PARTNER
By: ARES MANAGEMENT LLC, ITS MANAGER

CONFLUENT 2 LIMITED
By: Ares Private Account Management, I, L.P., as Sub-Manager
By: Ares Private Account Management, I GP, LLC, as General Partner
By: Ares Management LLC, as Manager

Ares Enhanced Credit Opportunities Master Fund, L.P.
By: Ares Enhanced Credit Opportunities GP LLC, Its General Partner

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.
By: ARES ENHANCED LOAN MANAGEMENT IR, L.P., as Portfolio Manager
By: Ares Enhanced Loan IR GP, LLC, as its General Partner
By: Ares Management LLC, as its Manager

ARES ENHANCED LOAN INVESTMENT STRATEGY II LTD.
By: Ares Enhanced Loan Management II, L.P., Investment Manager
By: Ares Enhanced Loan GP II, LLC, Its General Partner

ARES ENHANCED LOAN INVESTMENT STRATEGY III LTD.
By: ARES ENHANCED LOAN MANAGEMENT III, L.P.
By: ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER
By: ARES MANAGEMENT LLC, ITS MANAGER

FUTURE FUND BOARD OF GUARDIANS
By: Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its investment manager
By: Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its general partner
By: Ares Management LLC, its managing member

Global Loan Opportunity Fund B.V.
By: Ares Management Limited, its Portfolio Manager

Ares Institutional Loan Fund B.V.
By: Ares Management Limited, its investment advisor

SEI Institutional Managed Trust – High Yield Bond Fund
SEI Institutional Investment Trust – High Yield Bond Fund
By: Ares Management LLC, as Sub-Adviser

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND
SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND
By: Ares Management LLC, as Portfolio Manager

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

NAME OF INSTITUTION:

JFIN CLO 2007 LTD.
By: Jeffries Finance LLC as Collateral Manager

JEFFRIES FINANCE CP FUNDING LLC

By:	/s/ Andrew Lerney
Name: Andrew Lerney
Title: Director

NAME OF INSTITUTION:

Ameriprise Certificate Company
Ameriprise Financial, Inc.
RiverSource Bond Series, Inc. – RiverSource Floating Rate Fund
RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

NAME OF INSTITUTION:

ARTUS LOAN FUND 2007-I, LTD.
BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON CLO LTD. 2008-I
BABSON CLO LTD. 2008-II
BABSON MID-MARKET CLO LTD. 2007-II
BABSON CREDIT STRATEGIES CLO, LTD.
BABSON LOAN OPPORTUNITY CLO, LTD.
LOAN STRATEGIES FUNDING LLC
SAPPHIRE VALLEY CDO I, LTD.
OSPREY CDO 2006-I, LTD.
By: Babson Capital Management LLC as Collateral Manager

MASSACHUSETTS MUTUAL LIFE COMPANY
C.M. LIFE INSURANCE COMPANY
BILL & MELINDA GATES FOUNDATION TRUST
By: Babson Capital Management LLC as Investment Adviser

VINACASA CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

BABSON CAPITAL LOAN PARTNERS I, L.P.
CASCADE INVESTMENTS L.L.C.
HAKONE FUND II LLC
HOLLY INVESTMENT CORPORATION
MAPLEWOOD (CAYMAN) LIMITED
WINTERSET MASTER FUND, L.P.
OLYMPIC PARK LIMITED
By: Babson Capital Management LLC as Investment Manager
XELO VII LIMITED By: Babson Capital Management LLC as Sub-Advisor

By:	/s/ Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

NAME OF INSTITUTION:

Centurion CDO VI, Ltd.
Centurion CDO VII Limited
Centurion CDO 8 Limited
Centurion CDO 9 Limited
Cent CDO 10 Limited
Cent CDO XI Limited
Cent CDO 12 Limited
Cent CDO 14 Limited
Cent CDO 15 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

NAME OF INSTITUTION:

Sandelman Finance 2006-1, Ltd.:
Sandelman Finance 2006-2, Ltd.:
By: Sandelman Partners, LP as Collateral Manager

By:	/s/ Louis Terlizzi
Name: Louis Terlizzi
Title: COO

NAME OF INSTITUTION:

Avery Point CLO, Ltd.
Race Point II CLO, Ltd.
Race Point III CLO, Ltd.
Race Point IV CLO, Ltd.
SSS Funding II
Chatham Light II CLO, Limited
By: Sankaty Advisors, LLC, as Collateral Manager

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III – INGOTS, Ltd., as Term Lender
Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

Future Fund Board of Guardians By: Sankaty Advisors, LLC, as its Investment Advisor
Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors
Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors
Sankaty Advisors, LLC as Collateral Manager for Nash Point CLO, Limited, as Collateral Manager
Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC, as Term Lender
Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
Sankaty High Yield Partners II, L.P.
Sankaty High Yield Partners III, L.P.
Sankaty Managed Account (PSERS), L.P.
Sankaty Senior Loan Fund, L.P.

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

NAME OF INSTITUTION:

Altenberg Funding
Portillo Funding

By:	/s/ Irfan Ahmed
Name: Irfan Ahmed
Title: Authorized Signatory

NAME OF INSTITUTION:

Grand Horn CLO Ltd.
Mountain View Funding CLO 2006-I Ltd.
Mountain View CLO II Ltd.
Mountain View CLO III Ltd.
Ridgeworth Funds – Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Collateral Manager

Ridgeworth Funds – Seix High Yield Fund
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

NAME OF INSTITUTION:

Serengeti Loxodon Onshore I Ltd.
Serengeti Loxodon Overseas I Ltd.
By: Serengeti Asset Management LP, as the Collateral Manager

By:	/s/ Alexander Lemond
Name: Alexander Lemond
Title: Director

NAME OF INSTITUTION:

Teachers Retirement System For City Of New York
GAM High Yield Inc.
Consulta High Yield Fund PCC Limited
New York City Employees’ Retirement System
New York City Police Pension Fund
The Guardian Life Insurance Company of America
Trustmark Insurance Company
By: Shenkman Capital Management, Inc., as Investment Adviser

Harbor High Yield Bond Fund
By: Shenkman Capital Management, Inc., as Sub Advisor

Credos Floating Rate Fund, L.P.
By: Shenkman Capital Management, Inc., its General Partner

Westbrook CLO, Ltd.
Trustees Of The University of Pennsylvania
Old Westbury Global Opportunities Fund
Tavitian Foundation, Inc.
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Executive Vice President

NAME OF INSTITUTION:

SideCar I Loan Funding LLC

By:	/s/ Emily Chong
Name: Emily Chong
Title: Director

NAME OF INSTITUTION:

Cannington Funding Ltd. Silvermine Capital Management LLC as Investment Manager
Comstock Funding Ltd Silvermine Capital Management LLC as Collateral Manager
By ECP CLO 2008-1, Ltd Silvermine Capital Management LLC as Portfolio Manager
Loan Funding XIII for itself or as agent for Corporate Funding XIII, as a Lender
Greens Creek Funding Ltd. Silvermine Capital Management LLC as Investment Manager

By:	/s/ Aaron A. Meyer
Name: Aaron A. Meyer
Title: Principal

NAME OF INSTITUTION:

Oppenheimer Master Loan Fund, LLC
HarbourView CLO 2006-1

By:	/s/ Lisa Chaffee
Name: Lisa Chaffee
Title: Vice President

NAME OF INSTITUTION:

Loan Funding III (Delaware) LLC
Southport CLO, Limited
Virginia Retirement System
ING PIMCO High Yield Portfolio
PIMCO Cayman Bank Loan Fund
PIMCO Loan Opportunities Fund I L.P.
Portola CLO, Ltd.
Fairway Loan Funding Company
Mayport CLO Ltd.
American Skandia Trust High Yield Portfolio
Mars Associates Retirement Plan
Stichting Mars Pensioenfonds
By: Pacific Investment Management Company LLC, as its Investment Advisor

Red River HYPi, L.P.
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y.D. Ong
Name: Arthur Y.D. Ong
Title: Executive Vice President

NAME OF INSTITUTION:

PACIFIC SELECT FUND – HIGH YIELD BOND PORTFOLIO
By: Pacific Life Fund Advisors, LLC (doing business as Pacific Asset Management) in its capacity as Investment Advisor

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ James P. Leasure
Name: James P. Leasure
Title: Assistant Vice President
By:	/s/ Peter S. Fiek
Name: Peter S. Fiek
Title: Assistant Secretary

NAME OF INSTITUTION:

TRALEE CDO I LTD.

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Authorized Signatory

NAME OF INSTITUTION:

PAULSON & CO. INC.

By:	/s/ Stuart Merzer
Name: Stuart Merzer
Title: Authorized Signatory

NAME OF INSTITUTION:

Pioneer Bond Fund
Pioneer Bond VCT Portfolio
Pioneer Strategic Income Fund
Pioneer Floating Rate Fund
Pioneer Floating Rate Trust
Pioneer Diversified High Income Trust
Pioneer Institutional Solutions – Credit Opportunities
Met Investors Series Trust – Pioneer Strategic Income Portfolio
By: Pioneer Investment Management, Inc.

Montpelier Investments Holdings Ltd.
By: Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Assistant Secretary and Associate General Counsel

NAME OF INSTITUTION:

Primus CLO I, Ltd.
Primus CLO II Ltd.
By: Primus Asset Management Its Collateral Manager

By:	/s/ N. J. Campbell, Jr.
Name: N. J. Campbell, Jr.
Title: Portfolio Manager

NAME OF INSTITUTION:

Rosedale CLO II LTD
By: Princeton Advisory Group, Inc as Collateral Manager

By:	/s/ Anna Chin
Name: Anna Chin
Title: Senior Analyst

NAME OF INSTITUTION:

Pension Benefit Guaranty Corporation
North Dakota State Investment Board
Dryden High Yield Fund Inc
The Prudential Series Fund – High Yield Bond Portfolio
Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust
By: Prudential Investment Management, Inc., as investment advisor

Dryden V – Leveraged Loan CDO 2003
Dryden VII – Leveraged Loan CDO 2004
Dryden VIII – Leveraged Loan CDO 2005
Dryden IX – Senior Loan Fund 2005 p.l.c.
Dryden XI – Leveraged Loan CDO 2006
Dryden XVI – Leveraged Loan CDO 2006
Dryden XVIII Leveraged Loan 2007 Ltd.
Dryden XXI Leveraged Loan CDO LLC
By: Prudential Investment Management, Inc., as Collateral Manager

Loan Funding V, LLC for itself or as agent for Corporate Loan Funding V LLC
By: Prudential Investment Management, Inc., as Portfolio Manager

Prudential Retirement Insurance And annuity Company
By: Prudential Investment Management, Inc., as investment manager

By:	/s/ Stephen J. Collins
Name: Stephen J. Collins
Title: VP

NAME OF INSTITUTION:

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM HIGH YIELD INCOME FUND
THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL
THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

PUTNAM FUNDS TRUST, on behalf of its series, Putnam Capital Spectrum Institutional Portfolio
PUTNAM CAPITAL SPECTRUM FUND
By: Putnam Investment Management, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

NAME OF INSTITUTION:

PUTNAM FLOATING RATE INCOME FUND
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST
PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: V.P.

NAME OF INSTITUTION:

BLT 39 LLC

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

NAME OF INSTITUTION:

PROSPERO CLO I B.V.
PROSPERO CLO II B.V.
VERITAS CLO I, LTD.
VERITAS CLO II, LTD.

By:	/s/ Ronald M. Grobeck
Name: Ronald M. Grobeck
Title: Managing Director

NAME OF INSTITUTION:

REGIMENT CAPITAL, LTD
XL INVESTMENT MANAGEMENT LTD
By: Regiment Capital Management, LLC as its Investment Advisor
By: Regiment Capital Advisors, LP its Manager and pursuant to delegated authority

CALVARY CLO I, LTD
By: Regiment Capital Management, LLC as its Investment Advisor
By: Regiment Capital Advisors, LP its Manager and pursuant to delegated authority
By: Regiment Capital Advisors, LLC its General Partner

By:	/s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title: Authorized Signatory

NAME OF INSTITUTION:

Hartford Life Insurance Company
By: Hartford Investment Management Company its Agent and Attorney-in-Fact

The Hartford Total Return Bond Fund The Hartford Mutual Funds, Inc., on behalf of The Hartford Total Return Bond Fund
Hartford Total Return Bond HLS Fund Hartford Series Fund, Inc., on behalf of Hartford Total Return Bond HLS Fund
The Hartford Floating Rate Fund The Hartford Mutual Funds, Inc., on behalf of Hartford Floating Rate Fund
By Hartford Investment Management Company, its Sub-advisor

State Board of Administration of Florida

The Walt Disney Retirement Plan Master Trust
The Investment and Administrative Committee of The Walt Disney Company Sponsored Qualified Benefit Plans and Key Employees Deferred Compensation and Retirement Plan

By: Hartford Investment Management Company its Investment Manager

By:	/s/ Francesco Ossino
Name: Francesco Ossino
Title: Senior Vice President

NAME OF INSTITUTION:

Highland Offshore Partners, L.P.
Highland Loan Funding V Ltd.
Highland Credit Opportunities CDO Ltd
Loan Funding IV LLC
Loan Funding VII LLC
Southfork CLO, Ltd.
Jasper CLO, Ltd.
Gleneagles CLO, Ltd.
Liberty CLO, Ltd.
Rockwall CDO LTD.
Rockwall CDO II Ltd.
Red River CLO Ltd.
Grayson CLO, Ltd.
Brentwood CLO Ltd.
Stratford CLO, Ltd.
Aberdeen Loan Funding Ltd
Longhorn Credit Funding, LLC
Greenbriar CLO, Ltd.
Armstrong Loan Funding, LTD.
Republic Loan Funding, LTD.
Eastland CLO, Ltd.
By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

Westchester CLO, Ltd By: Highland Capital Management, L.P., As Collateral Servicer By: Strand Advisors, Inc., Its General Partner

Loan Star State Trust By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its Investment Advisor

By:	/s/ Jason Post
Name: Jason Post
Title: Operations Director

NAME OF INSTITUTION:

Highland Credit Strategies Fund
Highland Floating Rate Advantage Fund
Highland Floating Rate Fund

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Secretary & Treasurer

NAME OF INSTITUTION:

Pacific Select Fund – Floating Rate Loan Portfolio
Pacific Life Funds – PL Floating Rate Loan Fund

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Authorized Signatory

NAME OF INSTITUTION:

Liberty Mutual Fire Insurance Company
Liberty Mutual Insurance Company

By:	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Vice President

NAME OF INSTITUTION:

HillMark Funding Ltd.,
Stoney Lane Funding I Ltd.,
By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: Managing Partner

NAME OF INSTITUTION:

ING Capital LLC

By:	/s/ Erwin Thomet
Name: Erwin Thomet
Title: Managing Director

By:	/s/ Thomas Cantello
Name: Thomas Cantello
Title: Director

NAME OF INSTITUTION:

ING International (II) Senior Bank Loans USD
ING International II Senior Bank Loans Euro
ING Investment Management CLO I, LTD.
ING Investment Management CLO II, LTD.
ING Investment Management CLO III, LTD.
ING Investment Management CLO IV, LTD.
ING Investment Management CLO V, LTD.
ING Senior Income Fund
ING Prime Rate Trust
ING Investment Trust Co. Plan for Employee Benefit Investment Funds – Senior Loan Fund

By:	/s/ Kelly T. Byrne
Name: Kelly T. Byrne
Title: Assistant Vice President

NAME OF INSTITUTION:

MOSELLE CLO S.A.
NAUTIQUE FUNDING LTD.
PETRUSSE EUROPEAN CLO S.A.
SAGAMORE CLO LTD.
CHAMPLAIN CLO, LTD.
ATLANTIS FUNDING LTD.
BELHURST CLO LTD.
BLT 2009 – 1 LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc. As the Asset Manager

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. As Asset Manager

WASATCH CLO LTD
LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
CELTS CLO 2007 – 1 LTD
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. As Investment Advisor

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Adviser

HUDSON CANYON FUNDING II SUBSIDIARY HOLDING COMPANY II LLC
HUDSON CANYON FUNDING II, LTD
By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney InFact

AIM FLOATING RATE FUND By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

KATONAH V, LTD. By: INVESCO Senior Secured Management, Inc. As Investment Manager

LIMEROCK CLO I By: INVESCO Senior Secured Management, Inc. As Manager

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

NAME OF INSTITUTION:

GANNETT PEAK CLO I, LTD.
MCDONNELL LOAN OPPORTUNITY LTD.
By: McDonnell Investment Management, LLC, as Investment Manager
ILLINOIS STATE BOARD OF INVESTMENT
WIND RIVER CLO I LTD.
WIND RIVER CLO II – TATE INVESTORS, LTD.
By: McDonnell Investment Management, LLC as Manager

By:	/s/ Brian J. Murphy
Name: Brian J. Murphy
Title: Vice President

NAME OF INSTITUTION:

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Director

NAME OF INSTITUTION:

METLIFE BANK, N.A.

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Assistant Vice President

NAME OF INSTITUTION:

VENTURE II CDO 2002, LIMITED
VENTURE III CDO LIMITED
VENTURE IV CDO LIMITED
VENTURE V CDO LIMITED
VENTURE VI CDO LIMITED
VENTURE VII CDO LIMITED
VENTURE VIII CDO LIMITED
VENTURE IX CDO LIMITED
VISTA LEVERAGED INCOME FUND
VEER CASH FLOW CLO, LIMITED
By its investment advisor, MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

NAME OF INSTITUTION:

ONEX DEBT OPPORTUNITY FUND, LTD
ONEX SENIOR CREDIT FUND, L.P.
ONEX SENIOR CREDIT II, LP
Consumer Program Administrators, Inc.
By: ONEX CREDIT PARTNERS, LLC, its investment manager

By:	/s/ Stuart Kovensky
Name: Stuart Kovensky
Title: Managing Member

NAME OF INSTITUTION:

Bell Atlantic Master Trust by M.S.I.M. as Investment Manager
Morgan Stanley Prime Income Trust
VAN KAMPEN Dynamic Credit Opportunities Fund
VAN KAMPEN SENIOR INCOME TRUST
VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Asset Management
Morgan Stanley Investment Management Croton, Ltd.
MSIM Peconic Bay, Ltd.
By: Morgan Stanley Investment Management Inc. as Collateral Manager
QUALCOMM Global Trading, Inc.
Zodiac Fund – Morgan Stanley US Senior Loan Fund
By: Morgan Stanley Investment Management Inc. as Investment Manager
Morgan Stanley High Yield Securities Inc
The Universal Institutional Funds – High Yield Portfolio
MS High Yield Securities
Morgan Stanley Variable Investment Series High Yield Portfolio

By:	/s/ William A. Housey Jr.
Name: William A. Housey Jr.
Title: Executive Director

NAME OF INSTITUTION:

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Eric Cole
Name: Eric Cole
Title: Managing Director

NAME OF INSTITUTION:

Mountain Capital CLO III Ltd

By:	/s/ Candace L. Ebanks
Name: Candace L. Ebanks
Title: Director

NAME OF INSTITUTION:

MSD Capital, L.P.
SOF Investments, L.P. and
MSD & SLD Charitable Investing Partnership

By:	/s/ Glenn Fuhrman
Name: Glenn Fuhrman
Title: Manager

NAME OF INSTITUTION:

Nationwide Life Insurance Company

By:	/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

NAME OF INSTITUTION:

Raytheon Master Pension Trust, Business Name: Raytheon MPT Logan Floating Rate Portfolio

By:	/s/ Michael P. Bishof
Name: Michael P. Bishof
Title: COO

NAME OF INSTITUTION:

Premium Loan Trust I, Ltd.
LightPoint CLO III, Ltd.
LightPoint CLO IV, Ltd.
LightPoint CLO V, Ltd.
LightPoint CLO VII, Ltd.
LightPoint CLO VIII, Ltd.
Airlie CLO 2006-I, Ltd.
Marquette US/European CLO, Plc.

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

NAME OF INSTITUTION:

MainStay Floating Rate Fund, a series of Eclipse Funds Inc.
MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc.
NYLIM Institutional Floating Rate Fund L.P.
By: New York Life Investment Management LLC, its Investment Manager
NYLIM Flatiron CLO 2003-1 Ltd
NYLIM Flatiron CLO 2004-1 Ltd
NYLIM Flatiron CLO 2005-1 Ltd
NYLIM Flatiron CLO 2006-1 Ltd
Flatiron CLO 2007-1 Ltd
By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact
Silverado CLO 2006-II Ltd.
By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

By:	/s/ Arthur Torrey
Name: Arthur Torrey
Title: Director

NAME OF INSTITUTION:

Lehman Commercial Paper Inc.

By:	/s/ Randall Braunfeld
Name: Randall Braunfeld
Title: Authorized Signatory

NAME OF INSTITUTION:

Hallmark Insurance Company

By:	/s/ Chris Kenney
Name: Chris Kenney
Title: Vice President

NAME OF INSTITUTION:

Newstart Factors, Inc

By:	/s/ James D. Bennett
Name: James D. Bennett
Title: President

NAME OF INSTITUTION:

NACM CLO I
NACM CLO II

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Authorized Signatory

NAME OF INSTITUTION:

FUTURE FUND BOARD OF GUARDIANS
By: Oak Hill Advisors, L.P. as its Investment Advisor
OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.
OREGON PUBLIC EMPLOYEES RETIREMENT FUND
By: Oak Hill Advisors, L.P. as Investment Manager
OHA FINLANDIA CREDIT FUND
OHSF II FINANCING, LTD.

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

NAME OF INSTITUTION:

OCTAGON INVESTMENT PARTNERS V, LTD.
HAMLET II, LTD.
By: Octagon Credit Investors, LLC as Portfolio Manager
OCTAGON INVESTMENT PARTNERS VI, LTD.
OCTAGON INVESTMENT PARTNERS VII, LTD.
OCTAGON INVESTMENT PARTNERS VIII, LTD.
OCTAGON INVESTMENT PARTNERS X, LTD.
OCTAGON INVESTMENT PARTNERS XI, LTD.
By: Octagon Credit Investors, LLC as Collateral Manager
OCTAGON INVESTMENT PARTNERS IX, LTD.
By: Octagon Credit Investors, LLC as Manager
Potential CLO I, Ltd.
By: Octagon Credit Investors, LLC as Attorney in Fact

By:	/s/ Michael B. Nechamkin
Name: Michael B. Nechamkin
Title: Senior Portfolio Manager

NAME OF INSTITUTION:

J. P. Morgan Whitefriars Inc.

By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney – in - Fact

NAME OF INSTITUTION:

JPMorgan Leveraged Loans Master Fund, L.P.
Louisiana State Employees’ Retirement System
JPMorgan High Yield Bond Fund
Pacholder High Yield Fund
Principal Investors Fund - High Yield
JPMorgan Strategic Income Opportunities Fund
Southern Ute Permanent Fund
JPMorgan Tax Aware High Income Fund
Titanium Trading Partners, LLC
JPMorgan Master Distressed Debt Fund
JPMorgan Income Builder Fund
JPMorgan Core Plus Bond Fund - Distressed
Commingled Pension Trust Fund (High Yield Bond) of JPMCB

By:	/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

NAME OF INSTITUTION:

1776 CLO I, LTD.,

By:	/s/ Jim Reilly
Name: Jim Reilly
Title:

NAME OF INSTITUTION:

JANUS CAPITAL FUNDS PLC-JANUS US HIGH YIELD FUND
JANUS HIGH YIELD FUND

By:	/s/ Stacey Mobrien
Name: Stacey Mobrien
Title: Trade Operations Manager

NAME OF INSTITUTION:

VICTORIA FALLS CLO, LTD.
CLEAR LAKE CLO, LTD.
DIAMOND LAKE CLO, LTD.
SUMMIT LAKE CLO, LTD.
ST. JAMES RIVER CLO, LTD.

By:	/s/ Kim Atkinson
Name: Kim Atkinson
Title: Sr. Vice President

NAME OF INSTITUTION:

JHYF 1 Loan Funding LLC

By:	/s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-in-Fact

NAME OF INSTITUTION:

J.P. Morgan Chase Bank, N.A.

By:	/s/ Juan Javellana
Name: Juan Javellana
Title: Vice President

NAME OF INSTITUTION:

KATONAH VII CLO LTD. Katonah Debt Advisors, L.L.C. As Manager
KATONAH VIII CLO LTD. Katonah Debt Advisors, L.L.C. As Manager
KATONAH IX CLO LTD. Katonah Debt Advisors, L.L.C. As Manager
KATONAH X CLO LTD. Katonah Debt Advisors, L.L.C. As Manager
KATONAH 2007-I CLO LTD. Katonah Debt Advisors, L.L.C. As Manager

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

NAME OF INSTITUTION:

KDPAM for Boeing Co. Employee Retirement Plans Master Trust
KDPAM for CN Canadian Master Trust Fund
KDPAM for Veronica Atkins Marital Trust

By:	/s/ Kathy A. News
Name: Kathy A. News
Title: Sr. Portfolio Manager

NAME OF INSTITUTION:

SSS I CBNA Loan Funding LLC
Malibu CBNA Loan Funding LLC
Green Island CBNA Loan Funding LLC
Grand Central Asset Trust AMM6 Series
Grand Central Asset Trust, BP II Series
Grand Central Asset Trust, CAMERON I Series
Grand Central Asset Trust, KIL Series
Grand Central Asset Trust LBAM Series

By:	/s/ Andrew Valko
Name: Andrew Valko
Title: Attorney-in-Fact

NAME OF INSTITUTION:

KINGSLAND I, LTD. By: Kingsland Capital Management, LLC as Manager
KINGSLAND II, LTD. By: Kingsland Capital Management, LLC as Manager
KINGSLAND III, LTD. By: Kingsland Capital Management, LLC as Manager
KINGSLAND IV, LTD. By: Kingsland Capital Management, LLC as Manager
KINGSLAND V, LTD. By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino
Name: Vincent Siino
Title: Authorized Officer

NAME OF INSTITUTION:

KKR Debt Investors II (2006) (Ireland) L.P.
KKR FI Partners I L.P.
KKR Financial CLO 2005-1, Ltd.
KKR Financial CLO 2005-2, Ltd.
KKR Financial CLO 2007-1, Ltd.
KKR Financial CLO 2007-A, Ltd.
Oregon Public Employees Retirement Fund

By:	/s/ Sarah E. Brucks
Name: Sarah E. Brucks
Title: Authorized Signatory

NAME OF INSTITUTION:

KS CAPITAL PARTNERS, LP
KS INTERNATIONAL, INC.

By:	/s/ Jack Swain
Name: Jack Swain
Title: Chief Investment Officer

NAME OF INSTITUTION:

Employers Insurance Company of Wausau

By:	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Vice President

NAME OF INSTITUTION:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND As Lender
APOSTLE LOOMIS SAYLES SENIOR LOAN FUND As Lender
LOOMIS SAYLES CAYMAN LEVERAGED SENIOR LOAN FUND LTD., As Lender
LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD., As Lender
NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, As Lender
By: Loomis, Sayles & Company, L.P. Its Investment Manager By: Loomis, Sayles & Company, Incorporated. Its General Partner

CONFLUENT 4 LIMITED As Lender
By: Loomis, Sayles & Company, L.P. As Sub-Manager By: Loomis, Sayles & Company, Incorporated. Its General Partner

LOOMIS SAYLES CLO I, LTD. As Lender
By: Loomis, Sayles & Company, L.P. Its Collateral Manager By: Loomis, Sayles & Company, Incorporated. Its General Partner

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, As Lender
THE LOOMIS SAYLES SENIOR LOAN FUND II, LLC, As Lender
By: Loomis, Sayles & Company, L.P. Its Managing Member By: Loomis, Sayles & Company, Incorporated. Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

NAME OF INSTITUTION:

Alaska State Pension Investment Board
AVAYA INC MASTER PENSION TRUST
MACKAY SHIELDS STATUTORY TRUST – High Yield Corporate Bond Series
Federal Insurance Company
PENSION PLAN OF CONSTELLATION ENERGY GROUP INC.
Dow Employees Pension Plan
EA/Mackay High Yield Cayman Unit Trust
FAIRFAX COUNTY EMPLOYEES’ RETIREMENT SYSTEM
Fondation Lucie Et Andre Chagnon
ILLINOIS MUNICIPAL RETIREMENT FUND
Stichting Philips Pensioenfonds
Employees’ Retirement System of Rhode Island
New York Life Insurance Co. Separate Account 40-001
HOUSTON POLICE OFFICERS’ PENSION SYSTEM
CITY OF MEMPHIS RETIREMENT SYSTEM
Columbia High Income Fund
City of Los Angeles Fire and Police Pension Plan
MainStay High Yield Corporate Bond Fund, a series of the MainStay Funds
MainStay Diversified Income Fund
MainStay VP High Yield Corporate Bond Portfolio, a series of MainStay VP Series Fund, Inc.
Municipal Employees’ Annuity & Benefit Fund of Chicago
Rohm and Haas Master Trust
Stichting Pensioenfonds Metaal en Techniek
Stichting Pensioenfonds van de Metalektro (PME)

Stichting Mn Services US High Yield Fonds
FIRE & POLICE PENSION FUND, SAN ANTONIO
Sanofi-aventis U.S. Pension Trust
Oklahoma Teachers Retirement System
Southern California United Food & Commercial Workers Unions and Food Employers Joint Pension Trust Fund
Tennessee Valley Authority Master Decommissioning Trust
THE FINANCE COMMITTEE OF THE BOARD OF TRUSTEES OF THE WRITERS GUILD – INDUSTRY HEALTH FUND
By: MacKay Shield LLC, as Investment Adviser and not individually

By:	/s/ Matt Philo
Name: Matt Philo
Title: Sr. Managing Director

NAME OF INSTITUTION:

Arkansas Public Employees Retirement System
MacKay Short Duration Alpha Fund
New York Life Insurance Company (Guaranteed Products)
New York Life Insurance Company, GP – Portable Alpha
Houston Police Officers’ Pension System
MacKay Shields Core Plus Alpha Fund Ltd.
By: MacKay Shields LLC as Investment Adviser and not individually

By:	/s/ Dan Roberts
Name: Dan Roberts
Title: Sr. Managing Director

NAME OF INSTITUTION:

MFS Intermediate High Income Fund (CIH)*
MFS Intermarket Income Trust I (CMK)*
MFS Diversified Income Fund (DIF)*
Transamerica MFS High Yield VP, a Series of Aegon/Transamerica Series Trust (EDV)*** By its investment adviser or subadvisor, Massachusetts Financial Services Company
MFS SERIES TRUST III on behalf of one of its series, MFS High Yield Opportunities Fund (HYO)*
MFS VARIABLE INSURANCE TRUST II on behalf of one of its series, MFS High Yield Portfolio (HYS)*
HIGH YIELD VARIABLE ACCOUNT, a separate account of Sun Life Assurance Company of Canada (U.S.) (HYVA)
JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company (JLX)
MFS CHARTER INCOME TRUST (MCR)**
MFS SERIES TRUST III on behalf of one of its series, MFS High Income Fund (MFH)*
MFS SERIES TRUST VIII on behalf of one of its series, MFS Strategic Income Fund (MFO)*
MFS SPECIAL VALUE TRUST (MFV)**
MARLBOROUGH STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company (MLX)
MFS MULTIMARKET INCOME TRUST (MMT)*
MFS VARIABLE INSURANCE TRUST II on behalf of one of its series, MFS Strategic Income Portfolio (SIS)*
MFS VARIABLE INSURANCE TRUST on behalf of MFS High Income Series (VHI)*
MFS VARIABLE INSURANCE TRUST on behalf of MFS Strategic Income Series (VWG)*
As authorized representative and not individually

By:	/s/ David J. Coley
Name: David J. Coley
Title:

*A copy of the Declaration of Trust of the undersigned (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts.  You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder.  If this instrument is executed by the Trust on behalf of one or more series of the Trust, you further acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument.  If the Trust has executed this instrument on behalf of more than one series of the Trust, you also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and you agree not to proceed against any series for the obligations of another series.

**A copy of the Declaration of Trust of the undersigned (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts.  You acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder.

***The obligations of the Consenting Holder hereunder are limited solely to its funds and/or accounts which are advised by Massachusetts Financial Services Company or its affiliates.

ANNEX I

Guarantors
Anacapa Land Company, LLC
Anderson Springs Energy Company
Auburndale Peaker Energy Center, LLC
Aviation Funding Corp.
Baytown Energy Center, LP
Bellingham Cogen, Inc.
Bethpage Fuel Management Inc.
CalGen Equipment Finance Company, LLC
CalGen Equipment Finance Holdings, LLC
CalGen Expansion Company, LLC
CalGen Finance Corp.
CalGen Project Equipment Finance Company One, LLC
CalGen Project Equipment Finance Company Three, LLC
CalGen Project Equipment Finance Company Two, LLC
Calpine Administrative Services Company, Inc.
Calpine Auburndale Holdings, LLC
Calpine Baytown Energy Center GP, LLC
Calpine Baytown Energy Center LP, LLC
Calpine c*Power, Inc.
Calpine CalGen Holdings, Inc.
Calpine California Holdings, Inc.
Calpine Calistoga Holdings, LLC
Calpine CCFC Holdings, Inc.
Calpine Central Texas GP, Inc.
Calpine Central, Inc.
Calpine Central, L.P.
Calpine Central-Texas, Inc.
Calpine Channel Energy Center GP, LLC
Calpine Channel Energy Center LP, LLC
Calpine Cogeneration Corporation
Calpine Decatur Pipeline, Inc.
Calpine Decatur Pipeline, L.P.
Calpine Deer Park, LLC

Annex I

Guarantors
Calpine Eastern Corporation
Calpine Edinburg, Inc.
Calpine Energy Management, L.P.
Calpine Energy Services Holdings, Inc.
Calpine Energy Services, L.P.
Calpine Freestone, LLC
Calpine Fuels Corporation
Calpine Generating Company, LLC
Calpine Geysers Company, L.P.
Calpine Gilroy 1, Inc.
Calpine Gilroy 2, Inc.
Calpine Global Services Company, Inc.
Calpine Hidalgo Energy Center, L.P.
Calpine Hidalgo Holdings, Inc.
Calpine Hidalgo, Inc.
Calpine Jupiter, LLC
Calpine Kennedy Airport, Inc.
Calpine Kennedy Operators, Inc.
Calpine KIA, Inc.
Calpine King City, Inc.
Calpine King City, LLC
Calpine Leasing Inc.
Calpine Long Island, Inc.
Calpine Magic Valley Pipeline, Inc.
Calpine MVP, Inc.
Calpine Newark, LLC
Calpine Northbrook Corporation of Maine, Inc.
Calpine Northbrook Holdings Corporation
Calpine Northbrook Investors, LLC
Calpine Northbrook Project Holdings, LLC
Calpine Northbrook Southcoast Investors, LLC
Calpine Oneta Power I, LLC
Calpine Oneta Power II, LLC
Calpine Oneta Power, L.P.
Calpine Operations Management Company, Inc.
Calpine Power Company

Annex I

Guarantors
Calpine Power Management, Inc.
Calpine Power Management, LP
Calpine Power, Inc.
Calpine PowerAmerica, Inc.
Calpine PowerAmerica, LP
Calpine PowerAmerica-CA, LLC
Calpine PowerAmerica-CT, LLC
Calpine PowerAmerica-MA, LLC
Calpine PowerAmerica-ME, LLC
Calpine PowerAmerica-NH, LLC
Calpine PowerAmerica-NY, LLC
Calpine PowerAmerica-OR, LLC
Calpine PowerAmerica-PA, LLC
Calpine PowerAmerica-RI, LLC
Calpine Producer Services, L.P.
Calpine Project Holdings, Inc.
Calpine Pryor, Inc.
Calpine Rumford I, Inc.
Calpine Rumford, Inc.
Calpine Russell City, LLC
Calpine Schuylkill, Inc.
Calpine Sonoran Pipeline LLC
Calpine Stony Brook Operators, Inc.
Calpine Stony Brook, Inc.
Calpine Sumas, Inc.
Calpine TCCL Holdings, Inc.
Calpine Texas Pipeline GP, Inc.
Calpine Texas Pipeline LP, Inc.
Calpine Texas Pipeline, L.P.
Calpine Tiverton I, Inc.
Calpine Tiverton, Inc.
Calpine University Power, Inc.
Carville Energy LLC
CCFC Development Company, LLC
CCFC Project Equipment Finance Company One, LLC

Annex I

Guarantors
CES Marketing IX, LLC
CES Marketing V, L.P.
CES Marketing X, LLC
Channel Energy Center, LP
Clear Lake Cogeneration Limited Partnership
Columbia Energy LLC
Corpus Christi Cogeneration LP
CPN 3rd Turbine, Inc.
CPN Acadia, Inc.
CPN Cascade, Inc.
CPN Clear Lake, Inc.
CPN Decatur Pipeline, Inc.
CPN East Fuels, LLC
CPN Energy Services GP, Inc.
CPN Energy Services LP, Inc.
CPN Freestone, LLC
CPN Funding, Inc.
CPN Morris, Inc.
CPN Pipeline Company
CPN Pryor Funding Corporation
CPN Telephone Flat, Inc.
Decatur Energy Center, LLC
Delta Energy Center, LLC
East Altamont Energy Center, LLC
Fontana Energy Center, LLC
Freestone Power Generation, LP
GEC Bethpage Inc.
Geysers Power Company, LLC
Geysers Power I Company
Hillabee Energy Center, LLC
Idlewild Fuel Management Corp.
JMC Bethpage, Inc.
Lone Oak Energy Center, LLC
Los Medanos Energy Center LLC
Magic Valley Gas Pipeline, LP

Annex I

Guarantors
Moapa Energy Center, LLC
Mobile Energy LLC
Modoc Power, Inc.
Morgan Energy Center, LLC
Northwest Cogeneration, Inc.
NRG Parlin Inc.
NTC Five, Inc.
Nueces Bay Energy LLC
Pastoria Energy Center, LLC
Pastoria Energy Facility, L.L.C.
Pine Bluff Energy, LLC
RockGen Energy LLC
Rumford Power Associates Limited Partnership
San Joaquin Valley Energy Center, LLC
Santa Rosa Energy Center, LLC
Stony Brook Cogeneration, Inc.
Stony Brook Fuel Management Corp.
Sutter Dryers, Inc.
Texas City Cogeneration, L.P.
Texas Cogeneration Five, Inc.
Texas Cogeneration One Company
Thermal Power Company
Tiverton Power Associates Limited Partnership
Wawayanda Energy Center, LLC
Whatcom Cogeneration Partners, L.P.
Zion Energy LLC

Exhibit O

REVERSE DUTCH AUCTION PROCEDURES

This Exhibit O is intended to summarize certain basic terms of the reverse Dutch auction procedures pursuant to and in accordance with the terms and conditions of Section 2.29 of the Credit Agreement, of which this Exhibit O is a part.  It is not intended to be a definitive statement of all of the terms and conditions of a reverse Dutch auction, the definitive terms and conditions for which shall be set forth in the applicable offer document (each, an “Offer Document”).  None of the Administrative Agent, the Auction Manager and any other Agent, or any of their respective affiliates makes any recommendation pursuant to any Offer Document as to whether or not any First Priority Term Lender should sell its First Priority Term Loans to the Borrower pursuant to any Offer Documents, nor shall the decision by the Administrative Agent, the Auction Manager or any other Agent (or any of their affiliates) in its respective capacity as a First Priority Term Lender to sell its First Priority Term Loans to the Borrower be deemed to constitute such a recommendation.  Each First Priority Term Lender should make its own decision on whether to sell any of its First Priority Term Loans and, if it decides to do so, the principal amount of and price to be sought for such First Priority Term Loans.  In addition, each First Priority Term Lender should consult its own attorney, business advisor or tax advisor as to legal, business, tax and related matters concerning each Auction and the relevant Offer Documents.  Capitalized terms not otherwise defined in this Exhibit O have the meanings assigned to them in the Credit Agreement.

Summary.  The Borrower may from time to time conduct reverse Dutch auctions in order to purchase First Priority Term Loans (each, an “Auction”) for a limited period commencing on the First Amendment Effective Date and ending on the 18-month anniversary of the First Amendment Effective Date pursuant to the procedures described herein.  The aggregate principal amount (calculated on the face amount thereof) of outstanding First Priority Term Loans repurchased by the Borrower through all Auctions shall not exceed $500,000,000 (the “Maximum Permitted Auction Amount”).

Notice Procedures.  In connection with each Auction, the Borrower will provide notification to the Auction Manager (for distribution to the First Priority Term Lenders of the applicable tranche(s)) of the tranche or tranches of First Priority Term Loans (as determined by the Borrower in its sole discretion) that will be the subject of such Auction (each, an “Auction Notice”).  Each Auction Notice shall contain (i) the maximum principal amount (calculated on the face amount thereof) of each tranche of First Priority Term Loans that the Borrower offers to purchase in such Auction (the “Auction Amount”), which shall be no less than $50,000,000 (across all such tranches) or an integral multiple of $1,000,000 in excess of thereof; (ii) the range of discounts to par (the “Discount Range”), expressed as a range of prices per $1,000 (in increments of $5), at which the Borrower would be willing to purchase First Priority Term Loans of  each applicable tranche in such Auction; and (iii) the date on which such Auction will conclude, on which date Return Bids (as defined below) will be due by 1:00 p.m. New York time (as such date and time may be extended, such time the “Expiration Time”).  Such Expiration Time may be extended for a period not exceeding three Business Days upon notice by the Borrower to the Auction Manager received not less than 24 hours before the original Expiration Time; provided, however, that only one extension per offer shall be permitted. An Auction shall be regarded as a “Failed Auction” in the event that either (x) the Borrower withdraws such Auction in accordance with the terms hereof or (y) the Expiration Time occurs with no

Exhibit O

Qualifying Bids (as defined below) having been received.  In the event of a Failed Auction, the Borrower shall not be permitted to deliver a new Auction Notice prior to the date occurring three (3) Business Days after such withdrawal or Expiration Time, as the case may be.  Notwithstanding anything to the contrary contained herein, the Borrower shall not initiate any Auction by delivering an Auction Notice to the Auction Manager until after the conclusion (whether successful or failed) of the previous Auction (if any), whether such conclusion occurs by withdrawal of such previous Auction or the occurrence of the Expiration Time of such previous Auction.

Reply Procedures.  In connection with any Auction, each First Priority Term Lender of the applicable tranche(s) wishing to participate in such Auction shall, prior to the Expiration Time, provide the Auction Manager with a notice of participation, in the form included in the respective Offer Document (each, a “Return Bid”) which shall specify (i) a discount to par that must be expressed as a price per $1,000 (in increments of $5) in principal amount of First Priority Term Loans (the “Reply Price”) of the applicable tranche within the Discount Range and (ii) the principal amount of First Priority Term Loans of the applicable tranche, in an amount not less than US$1,000,000 or an integral multiple of $1,000 in excess thereof, that such First Priority Term Lender offers for sale at its Reply Price (the “Reply Amount”).  A First Priority Term Lender may submit a Reply Amount that is less than the minimum amount and incremental amount requirements described above only if the Reply Amount comprises the entire amount of the First Priority Term Loans of the applicable tranche held by such First Priority Term Lender.  First Priority Term Lenders may only submit one Return Bid per tranche per Auction but each Return Bid may contain up to three component bids, each of which may result in a separate Qualifying Bid and each of which will not be contingent on any other component bid submitted by such First Priority Term Lender resulting in a Qualifying Bid.  In addition to the Return Bid, the participating First Priority Term Lender must execute and deliver, to be held by the Auction Manager, an assignment and acceptance in the form included in the Offer Document (each, an “Auction Assignment and Acceptance”).  The Borrower will not purchase any First Priority Term Loans at a price that is outside of the applicable Discount Range, nor will any Return Bids (including any component bids specified therein) submitted at a price that is outside such applicable Discount Range be considered in any calculation of the Applicable Threshold Price or satisfaction of the Maximum Permitted Auction Amount.

Acceptance Procedures.  Based on the Reply Prices and Reply Amounts received by the Auction Manager, the Auction Manager, in consultation with the Borrower, will calculate the lowest purchase price (the “Applicable Threshold Price”) for such Auction within the Discount Range for such Auction that will allow the Borrower to complete the Auction by purchasing the full Auction Amount (or such lesser amount of First Priority Term Loans for which the Borrower has received Qualifying Bids); provided that the aggregate principal amount (calculated on the face amount thereof) of First Priority Term Loans purchased by the Borrower in all Auctions shall not exceed the Maximum Permitted Auction Amount.  The Borrower shall purchase First Priority Term Loans of the applicable tranche from each First Priority Term Lender whose Return Bid is within the Discount Range and contains a Reply Price that is equal to or less than the Applicable Threshold Price (each, a “Qualifying Bid”). All First Priority Term Loans of the applicable tranche included in Qualifying Bids (including multiple component Qualifying Bids

Exhibit O

contained in a single Return Bid) received at a Reply Price lower than the Applicable Threshold Price will be purchased at such applicable Reply Prices and shall not be subject to proration.

Proration Procedures. All First Priority Term Loans offered in Return Bids (or, if applicable, any component thereof) constituting Qualifying Bids at the Applicable Threshold Price will be purchased at the Applicable Threshold Price; provided that if (a) the aggregate principal amount (calculated on the face amount thereof) of all First Priority Term Loans of the applicable tranche for which Qualifying Bids have been submitted in any given Auction at the Applicable Threshold Price would exceed the remaining portion of the Auction Amount (after deducting all First Priority Term Loans of the applicable tranche to be purchased at prices below the Applicable Threshold Price), or (b) the aggregate principal amount (calculated on the face amount thereof) of First Priority Term Loans purchased pursuant to such Auction, together with all previous Auctions, would exceed the Maximum Permitted Auction Amount, the Borrower shall purchase the First Priority Term Loans of the applicable tranche for which the Qualifying Bids submitted were at the Applicable Threshold Price ratably based on the respective principal amounts offered and in an aggregate amount equal to the lower of (x) the amount necessary to complete the purchase of the Auction Amount and (y) the highest amount that would not cause the Borrower to exceed the Maximum Permitted Auction Amount.  No Return Bids or any component thereof will be accepted above the Applicable Threshold Price.

Notification Procedures.  The Auction Manager will calculate the Applicable Threshold Price and post the Applicable Threshold Price and proration factor onto an internet site (including an IntraLinks, SyndTrak or other electronic workspace) in accordance with the Auction Manager’s standard dissemination practices by 4:00 p.m. New York time on the same Business Day as the date the Return Bids were due (as such due date may be extended in accordance with this Exhibit O).  The Auction Manager will insert the principal amount of First Priority Term Loans of the applicable tranche to be assigned and the applicable settlement date into each applicable Auction Assignment and Acceptance received in connection with a Qualifying Bid.  Upon the request of the submitting First Priority Term Lender, the Auction Manager will promptly return any Auction Assignment and Acceptance received in connection with a Return Bid that is not a Qualifying Bid.

Auction Assignment and Acceptance.  Each Auction Assignment and Acceptance shall contain the following acknowledgments:

“The Assignor hereby acknowledges that (i) this Assignment and Acceptance is being made in compliance with and pursuant to the terms of Section 2.29 of the Credit Agreement, (ii) the Assignee currently may have, and later may come into possession of, information regarding the Loan Documents or the Loan Parties that is not known to the Assignor and that may be material to a decision to enter into this Assignment and Acceptance (the “Assignor Excluded Information”), (iii) the Assignor has independently and without reliance on the Assignee made its own analysis and determined to enter into this Assignment and Acceptance and to consummate the transactions contemplated hereby notwithstanding Assignor’s lack of knowledge of the Assignor Excluded Information and (iv) the Assignee shall have no liability to the Assignor, and the Assignor hereby (to the extent permitted by law) waives and releases any claims it may

Exhibit O

have against the Assignee (under applicable laws or otherwise) with respect to the nondisclosure of the Assignor Excluded Information; provided that the Assignor Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of the Assignor contained in this Assignment and Acceptance.   The Assignor further acknowledges that the Assignor Excluded Information may not be available to the Administrative Agent, the Auction Manager or the other Lenders.

The Assignee hereby acknowledges that (i) this Assignment and Acceptance is being made in compliance with and pursuant to the terms of Section 2.29 of the Credit Agreement, (ii) the Assignor currently may have, and later may come into possession of, information regarding the Loan Documents or the Loan Parties that is not known to the Assignee and that may be material to a decision to enter into this Assignment and Acceptance (the “Assignee Excluded Information”), (iii) the Assignee has independently and without reliance on the Assignor made its own analysis and determined to enter into this Assignment and Acceptance and to consummate the transactions contemplated hereby notwithstanding Assignee’s lack of knowledge of the Assignee Excluded Information and (iv) the Assignor shall have no liability to the Assignee, and the Assignee hereby (to the extent permitted by law) waives and releases any claims it may have against the Assignor (under applicable laws or otherwise) with respect to the nondisclosure of the Assignee Excluded Information; provided that the Assignee Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of the Assignee contained in this Assignment and Acceptance.   The Assignee further acknowledges that the Assignee Excluded Information may not be available to the Administrative Agent, the Auction Manager or the other Lenders.”

Additional Procedures.  Once initiated by an Auction Notice, the Borrower may withdraw an Auction only in the event that, as of such time, no Qualifying Bid has been received by the Auction Manager.  Furthermore, in connection with any Auction with respect to a particular tranche of First Priority Term Loans, upon submission by a First Priority Term Lender of a Return Bid, such First Priority Term Lender will not have any withdrawal rights. Any Return Bid (including any component bid thereof) delivered to the Auction Manager may not be modified, revoked, terminated or cancelled by a First Priority Term Lender.  However, an Auction may become void if the conditions to the purchase of First Priority Term Loans of the applicable tranche by the Borrower required by the terms and conditions of Section 2.29 of the Credit Agreement (as amended by the First Amendment) are not met.  The purchase price in respect of each Qualifying Bid for which purchase by the Borrower is required in accordance with the foregoing provisions shall be paid directly by the Borrower to the respective assigning First Priority Term Lender on a settlement date as determined jointly by the Borrower and the Auction Manager (which shall be not later than ten (10) Business Days after the date Return Bids are due). The Borrower shall execute each applicable Auction Assignment and Acceptance received in connection with a Qualifying Bid.

All questions as to the form of documents and validity and eligibility of First Priority Term Loans that are the subject of an Auction will be determined by the Auction Manager, in

Exhibit O

consultation with the Borrower, and their determination will be final and binding so long as such determination is not inconsistent with the terms of Section 2.29 of the Credit Agreement or this Exhibit O.  The Auction Manager’s interpretation of the terms and conditions of the Offer Document, in consultation with the Borrower, will be final and binding so long as such interpretation is not inconsistent with the terms of Section 2.29 of the Credit Agreement or this Exhibit O.

None of the Auction Manager, any other Agent or any of their respective affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Borrower, the Loan Parties, or any of their affiliates (whether contained in an Offer Document or otherwise) or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information.

This Exhibit O shall not require the Borrower to initiate any Auction.